UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

             Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000

Date of fiscal year end:_2/28

Date of reporting period: _02/28/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
February 28, 2015

Franklin Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Municipal Bond Market Overview	3
Investment Strategy and
Manager’s Discussion	4
Franklin Arizona
Tax-Free Income Fund	5
Franklin Colorado
Tax-Free Income Fund	13
Franklin Connecticut
Tax-Free Income Fund	21
Franklin Michigan
Tax-Free Income Fund	29
Franklin Minnesota
Tax-Free Income Fund	37
Franklin Ohio
Tax-Free Income Fund	45
Franklin Oregon
Tax-Free Income Fund	53
Franklin Pennsylvania
Tax-Free Income Fund	61
Financial Highlights and
Statements of Investments	69
Financial Statements	134
Notes to Financial Statements	144
Report of Independent Registered
Public Accounting Firm	156
Tax Information	157
Board Members and Officers	158
Shareholder Information	163

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Annual Report

Municipal Bond Market Overview

For the fiscal year ended February 28, 2015, municipal bond market performance remained strong as prices rose. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, generated a +6.49% total return for the period.1 In comparison, the Barclays U.S. Treasury Index posted a 12-month total return of +4.40%.1 During the same period, the Barclays 10-Year Municipal Bond Index delivered a +6.26% total return.1

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ending the program over the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for 12 consecutive months as of February.

Data released during the period under review suggested that economic activity grew at a moderate pace. The unemployment rate declined from 6.7% in February 2014 to 5.5% in February 2015, while the consumer price index was unchanged over the same period.2 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has been more concerned with the former, seeking to foster greater economic growth. As a result, the Fed kept its target rate at 0%–0.25% during the past 12 months.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act was unconstitutional. As expected, Puerto Rico appealed the ruling on February 10, 2015. The ruling led to price volatility among several Puerto Rico municipal bond issues. Generally, prices rose for those agencies covered by the restructuring act and fell for those not covered by the law.

The ruling also prompted independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut. In an unrelated ratings action, Moody’s lowered the City of Chicago’s rating by one notch to Baa2. The rating agency cited budgetary pressures from the city’s underfunded public pensions as the largest reason for the downgrade. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception.

Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar.
2. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4 | Annual Report

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Franklin Arizona Tax-Free Income Fund

We are pleased to bring you Franklin Arizona Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	7.85%
AA	52.62%
A	20.10%
BBB	8.91%
Below Investment Grade	3.22%
Refunded	4.22%
Not Rated	3.08%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.80 on February 28, 2014, to $11.22 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 42.84 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.46% based on an annualization of the 3.38 cent per share February dividend and the maximum offering price of $11.72 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Arizona personal income tax bracket of 46.14% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.42% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.77	3.28	3.86
April	3.77	3.28	3.86
May	3.77	3.28	3.86
June	3.77	3.27	3.86
July	3.74	3.24	3.83
August	3.60	3.10	3.69
September	3.45	2.92	3.54
October	3.45	2.92	3.54
November	3.38	2.85	3.47
December	3.38	2.84	3.48
January	3.38	2.84	3.48
February	3.38	2.84	3.48
Total	42.84	36.66	43.95

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 72.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

State Update

Arizona’s economy continued to improve during the 12 months under review. The state’s employment growth remained strong. Job growth was broad-based with notable gains in professional and business services, education and health services, and leisure and hospitality, although mining and logging jobs declined.3 Arizona’s unemployment rate dropped to 6.5% at period-end, but it remained higher than the national rate of 5.5%.3 The state’s population growth picked up, led by international and domestic migration, and was above that of the nation.

The enacted fiscal year 2015 budget was balanced and modestly increased total spending, primarily on child welfare and protection services, infrastructure and government, and programs for the developmentally disabled. The budget emphasized additional funding for a new child protection agency to safeguard Arizona’s abused and neglected children. Fiscal year-to-date general fund revenues as of December 2014 were below budget estimates due to lower-than-expected corporate and individual income tax collections. Arizona was expected to close its budget deficit for the current fiscal year by making withdrawals from the budget stabilization fund. The governor submitted a budget plan for fiscal year 2016 that called for a reduction in spending on universities, rate cuts to health care providers, and a lower-than-expected increase in spending on K-12 education.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $889 per capita and 2.5% of personal income, compared with the national medians of $1,054 and 2.6%.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s issuer credit rating of AA- with a stable outlook.5 The rating reflected S&P’s view of the state’s diverse economy, adequate per-capita personal income, strong financial position and moderate debt burden. S&P noted that challenges included cyclical finances, restricted operational flexibility resulting from voter initiatives and a potential for structural imbalance. The outlook also reflected S&P’s view of Arizona’s improved budget stabilization fund balances and debt issuance plans.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
Utilities	22.7%
Hospital & Health Care	17.0%
Tax-Supported	15.8%
Higher Education	13.1%
Subject to Government Appropriations	9.4%
Transportation	6.5%
Other Revenue	6.0%
Refunded	4.2%
Housing	3.0%
General Obligation	2.3%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

6 | Annual Report

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FTAZX)	$11.22	$10.80	+$	0.42
C (FAZIX)	$11.39	$10.96	+$	0.43
Advisor (FAZZX)	$11.25	$10.83	+$	0.42

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4284
C	$0.3666
Advisor	$0.4395

8 | Annual Report

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FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return 3/31/15[3]		Operating Expenses[4]
A								0.62%
1-Year	+	7.98%	+	3.38%	+	3.06%
5-Year	+	27.94%	+	4.14%	+	4.19%
10-Year	+	53.32%	+	3.91%	+	3.99%
C								1.17%
1-Year	+	7.36%	+	6.36%	+	6.02%
5-Year	+	24.51%	+	4.48%	+	4.54%
10-Year	+	45.17%	+	3.80%	+	3.87%
Advisor[5]								0.52%
1-Year	+	8.07%	+	8.07%	+	7.82%
5-Year	+	28.63%	+	5.16%	+	5.22%
10-Year	+	54.67%	+	4.46%	+	4.54%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.46%		6.42%		1.84%		3.42%
C		2.99%		5.55%		1.40%		2.60%
Advisor		3.71%		6.89%		2.01%		3.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Annual Report

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FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

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FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of
Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.14% and +5.31%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Arizona personal income tax rate of 46.14%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,029.40	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
C
Actual	$1,000	$1,027.00	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor
Actual	$1,000	$1,030.80	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Annual Report

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Franklin Colorado Tax-Free Income Fund

We are pleased to bring you Franklin Colorado Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AA	54.72%
A	20.53%
BBB	11.13%
Below Investment Grade	4.58%
Refunded	7.44%
Not Rated	1.60%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.66 on February 28, 2014, to $12.13 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 47.34 cents per share for the same period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.67% based on an annualization of the 3.88 cent per share February dividend and the maximum offering price of $12.67 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Colorado personal income tax bracket of 46.20% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.82% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.00	3.47	4.10
April	4.00	3.47	4.10
May	4.00	3.47	4.10
June	4.00	3.46	4.10
July	4.00	3.46	4.10
August	3.96	3.42	4.06
September	3.88	3.33	3.98
October	3.88	3.33	3.98
November	3.93	3.38	4.03
December	3.93	3.36	4.04
January	3.88	3.31	3.99
February	3.88	3.31	3.99
Total	47.34	40.77	48.57

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 79.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

State Update

Colorado’s economy continued to grow faster than that of many other states during the 12 months under review. The state enjoyed strong employment growth, partly resulting from expanding oil and gas mining and increased manufacturing. Many companies in emerging industries, such as technology, telecommunications and renewable energy, were drawn to the state, particularly in the Denver metropolitan area, based on its highly educated workforce. Colorado’s outdoor lifestyle also continued to attract new residents, benefiting the leisure and hospitality industries. Overall economic gains helped Colorado’s unemployment rate decline and stay below the nation’s during the period. The state’s unemployment rate fell from 5.6% in February 2014 to 4.2% at period-end, while the national rate ended the period at 5.5%.3

The state’s budget for fiscal year 2015 restored funding for agencies that had endured budget cuts resulting from emergency funding needed to address a series of wildfires and floods. Highlights included increased spending on K-12 and special education, higher education and college student aid, corrections and parole reform, disaster recovery and preparedness efforts, incentives to attract growing companies, and boosting the general fund reserve. Higher spending was based on forecasts that the state’s economy could continue to strengthen. In fact, due to growing revenues since Colorado’s fiscal year 2015 budget was adopted, the state has projected it will end the current fiscal year with a higher-than-expected general fund reserve.

Colorado’s constitution prohibits the state from issuing long-term general obligation debt, but the state has issued general fund appropriation-backed lease revenue debt for general purposes. Colorado’s debt levels were lower than those of most states, with net tax-supported debt at $517 per capita and 1.1% of personal income, compared with the $1,054 and 2.6% national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its Colorado issuer rating of AA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s broad and diverse economy and solid economic fundamentals that included above-average income, employment and population trends; history of making midyear budget adjustments as required by quarterly revenue forecasts; and strong financial performance with increased reserves and low debt levels. According to S&P, challenges included a high level of unfunded pension liabilities and a history of funding less than the required pension contribution, as well as constitutional limits on tax revenue growth and spending flexibility.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Hospital & Health Care	19.6%
Utilities	16.0%
Tax-Supported	15.9%
Subject to Government Appropriations	14.4%
Refunded	12.5%
Higher Education	9.8%
Other Revenue	5.0%
General Obligation	3.7%
Transportation	3.1%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRCOX)	$12.13	$11.66	+$	0.47
C (FCOIX)	$12.26	$11.78	+$	0.48
Advisor (FCOZX)	$12.13	$11.66	+$	0.47

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4734
C	$0.4077
Advisor	$0.4857

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FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.64%
1-Year	+	8.22%	+	3.60%	+	3.23%
5-Year	+	27.58%	+	4.08%	+	4.01%
10-Year	+	53.99%	+	3.96%	+	3.99%
C								1.19%
1-Year	+	7.64%	+	6.64%	+	6.16%
5-Year	+	24.04%	+	4.40%	+	4.33%
10-Year	+	45.70%	+	3.84%	+	3.87%
Advisor[5]								0.54%
1-Year	+	8.34%	+	8.34%	+	7.95%
5-Year	+	28.22%	+	5.10%	+	5.03%
10-Year	+	54.86%	+	4.47%	+	4.50%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.67%		6.82%		1.61%		2.99%
C		3.24%		6.02%		1.16%		2.16%
Advisor		3.95%		7.34%		1.77%		3.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+36.92% and +5.75%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Colorado personal income tax rate of 46.20%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,032.30	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
C
Actual	$1,000	$1,029.10	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor
Actual	$1,000	$1,032.80	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Connecticut Tax-Free Income Fund

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	14.15%
AA	40.10%
A	22.42%
BBB	3.88%
Below Investment Grade	7.09%
Refunded	10.36%
Not Rated	2.00%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.65 on February 28, 2014, to $10.86 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 40.90 cents per share for the same period.2 The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.57% based on an annualization of the 3.37 cent per share February dividend and the maximum offering price of $11.34 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Connecticut personal income tax bracket of 47.45% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.79% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.47	2.99	3.57
April	3.47	2.99	3.57
May	3.47	2.99	3.57
June	3.50	3.01	3.58
July	3.50	3.01	3.58
August	3.42	2.93	3.50
September	3.37	2.87	3.47
October	3.32	2.82	3.42
November	3.32	2.82	3.42
December	3.32	2.80	3.41
January	3.37	2.85	3.46
February	3.37	2.85	3.46
Total	40.90	34.93	42.01

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 86.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

State Update

Connecticut’s economy continued to improve during the 12 months under review but lagged the national recovery. The state remained the nation’s wealthiest, as measured by per-capita income. The housing market remained weak with lower home price and sales data. Connecticut’s persistently elevated unemployment rate fell to 6.4% at period-end.3 In comparison, the national rate was 5.5%.3 Among private sector employers, leisure and hospitality, professional and business services, and education and health services were the key contributors to job growth. However, growth in financial activities, an important source of the state’s wealth, remained muted during the period, and the manufacturing sector declined.

Connecticut’s fiscal year 2014 revenues were marginally lower than in the previous year but were slightly better than budgeted, and the surplus was added to the state’s budget reserve fund. The state was likely to close fiscal year 2015 with a balanced budget. In February, the state decreased its fiscal year 2015 general fund deficit, mainly due to additional miscellaneous revenues from multi-state settlement payments. The proposed fiscal 2016–2017 biennial budget included major investments in the state’s infrastructure projects and full funding of its debt payments and pension contributions. The biennial budget proposed higher spending over fiscal year 2015 levels, similar to the annual growth of the previous four years. The proposed budget was balanced and under the spending cap.

Connecticut’s above-average reliance on economically sensitive industries has resulted in a historically volatile revenue base and caused the state to increase the issuance of debt to cover operating deficits during difficult economic periods. The higher level of debt can largely be attributed to funding for education programs and pension liability as mandated by Connecticut law, while other states may utilize local government contribution for public programs. As a result, Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.2% of personal income and $5,457 per capita, compared with the 2.6% and $1,054 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) rated the state’s general obligation debt AA with a stable outlook.5 The rating reflected S&P’s view of the state’s diverse economy, high wealth and income levels, flexibility to adjust revenues and manage budget volatility, active monitoring of revenues and expenditures, and adequate operating liquidity. In S&P’s view, despite such strong fundamentals, Connecticut’s cyclical budget performance has caused it to issue debt to help finance operations during recessionary periods. Additionally, S&P expected the state’s significant cost pressure from high debt levels and large, unfunded pension and post-employment liabilities to remain high for the foreseeable future. The outlook reflected S&P’s expectation that the state would continue to work on restoring fiscal balance over the next two years.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Higher Education	30.3%
Hospital & Health Care	18.9%
Refunded	13.7%
Utilities	12.4%
General Obligation	8.0%
Other Revenue	5.7%
Tax-Supported	3.9%
Transportation	3.4%
Housing	2.6%
Subject to Government Appropriations	1.1%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FXCTX)	$10.86	$10.65	+$	0.21
C (FCTIX)	$10.93	$10.73	+$	0.20
Advisor (FCNZX)	$10.85	$10.64	+$	0.21

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4090
C	$0.3493
Advisor	$0.4201

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.67%
1-Year	+	5.88%	+	1.41%	+	1.02%
5-Year	+	20.97%	+	2.99%	+	2.91%
10-Year	+	46.60%	+	3.45%	+	3.48%
C								1.22%
1-Year	+	5.17%	+	4.17%	+	3.96%
5-Year	+	17.66%	+	3.31%	+	3.23%
10-Year	+	38.71%	+	3.33%	+	3.36%
Advisor[5]								0.57%
1-Year	+	6.00%	+	6.00%	+	5.69%
5-Year	+	21.60%	+	3.99%	+	3.91%
10-Year	+	47.30%	+	3.95%	+	3.99%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.57%		6.79%		1.71%		3.25%
C		3.13%		5.96%		1.28%		2.44%
Advisor		3.83%		7.29%		1.89%		3.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of
Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.84% and +4.75%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Connecticut personal income tax rate of 47.45%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,013.90	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
C
Actual	$1,000	$1,011.00	$6.13
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16
Advisor
Actual	$1,000	$1,014.40	$2.90
Hypothetical (5% return before expenses)	$1,000	$1,021.92	$2.91

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

28 | Annual Report

franklintempleton.com

Franklin Michigan Tax-Free Income Fund

We are pleased to bring you Franklin Michigan Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	3.22%
AA	79.69%
A	7.39%
BB	4.89%
Refunded	4.81%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.67 on February 28, 2014, to $12.02 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 45.08 cents per share for the same period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.39% based on an annualization of the 3.55 cent per share February dividend and the maximum offering price of $12.55 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Michigan personal income tax bracket of 45.97% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.27% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.02	3.49	4.11
April	4.02	3.49	4.11
May	3.92	3.39	4.01
June	3.82	3.27	3.92
July	3.82	3.27	3.92
August	3.77	3.22	3.87
September	3.75	3.20	3.85
October	3.64	3.10	3.74
November	3.61	3.06	3.71
December	3.61	3.02	3.72
January	3.55	2.96	3.66
February	3.55	2.96	3.66
Total	45.08	38.43	46.28

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Michigan’s economy grew for most of the 12 months under review but lagged the nation’s economic growth. Although the state’s economy was diversified, the manufacturing sector still

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 92.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

served as a major employment source. With strong auto sales, Michigan remained one of the nation’s largest contributors to the auto industry. The domestic auto industry stabilized thanks to federal government loans, restructuring efforts and renewed consumer demand. The housing market recovery was mixed —home prices rose but foreclosure rates remained high. Many job sectors recorded gains during the period, particularly construction, professional and business services, and manufacturing. In contrast, the government sector showed some weakness. Michigan’s unemployment rate fell to 5.9% at period-end, which was above the 5.5% national average.3

Michigan’s fiscal year 2014 general fund revenues were below fiscal year 2013 levels, mainly due to lower-than-estimated revenues and higher-than-anticipated expenses related to revenue-sharing programs. A one-time fund transfer used to fund the state’s contribution to Detroit’s bankruptcy settlement also contributed to the decrease. In January, the state revised lower net general fund revenues for fiscal years 2015 and 2016 from its May 2014 forecast, mainly due to higher-than-anticipated expenses related to the Michigan Business Tax credit program. As the economy strengthened, more firms qualified for tax credits, pressuring the state’s tax revenues. In February, the governor announced fiscal year 2016 and 2017 budget recommendations, which included investments in education, job growth, health and wellness, public safety and infrastructure.

Michigan maintained relatively low debt levels, with net tax-supported debt at $785 per capita and 2.1% of personal income, compared with the national medians of $1,054 and 2.6%.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its rating of AA- on Michigan’s general obligation bonds and revised its outlook to stable from positive.5 The rating reflected S&P’s view of the state’s recovering cyclical economic base, improving fund balances, strong cash position, good budget management practices, and moderate debt and pension liability levels. S&P noted that challenges included the state’s weak economic growth over the past decade, cyclical financial pressures and relatively high obligations for other postemployment benefits. S&P’s outlook cited softening in projected revenues for fiscal year 2015, slow economic growth expectations and anticipated declines in general fund and budget stabilization fund reserves along with concerns surrounding the state’s exposure to financially struggling local governments.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
General Obligation	24.7%
Hospital & Health Care	20.9%
Utilities	14.9%
Higher Education	13.6%
Subject to Government Appropriations	9.7%
Refunded	7.6%
Tax-Supported	4.9%
Transportation	3.5%
Housing	0.2%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

During the reporting period the Fund also held various Detroit general obligation and Department of Water and Sewer bonds. In light of the fact that both types of bonds are at least partially included in the City’s plan of adjustment under Chapter 9 bankruptcy, it is important to note that the Detroit general obligation bonds held in the Fund are either insured by a municipal bond insurer or backed by Michigan State Distributable aid revenues. Furthermore, all of the Michigan Department of Water and Sewer revenue bonds held in the Fund are insured by a municipal bond insurer. Municipal bond insurance guarantees the timely payment of principal and interest of the insured bond. During the period we held certain insured general obligation bonds that were impaired by the bankruptcy, but because the bonds are insured, the Fund was paid in full and we have since sold them. The City of Detroit officially emerged from bankruptcy on December 10, 2014.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FTTMX)	$12.02	$11.67	+$	0.35
C (FRMTX)	$12.20	$11.83	+$	0.37
Advisor (FMTFX)	$12.06	$11.70	+$	0.36

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4508
C	$0.3843
Advisor	$0.4628

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.63%
1-Year	+	6.96%	+	2.39%	+	2.00%
5-Year	+	22.22%	+	3.20%	+	3.19%
10-Year	+	47.54%	+	3.51%	+	3.57%
C								1.18%
1-Year	+	6.45%	+	5.45%	+	4.96%
5-Year	+	18.99%	+	3.54%	+	3.52%
10-Year	+	39.83%	+	3.41%	+	3.45%
Advisor[5]								0.53%
1-Year	+	7.13%	+	7.13%	+	6.64%
5-Year	+	22.98%	+	4.22%	+	4.20%
10-Year	+	48.93%	+	4.06%	+	4.10%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.39%		6.27%		1.68%		3.11%
C		2.91%		5.39%		1.25%		2.31%
Advisor		3.64%		6.74%		1.85%		3.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+32.94% and +4.37%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Michigan personal income tax rate of 45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,019.80	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
C
Actual	$1,000	$1,017.60	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor
Actual	$1,000	$1,021.20	$2.76
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

36 | Annual Report

franklintempleton.com

Franklin Minnesota Tax-Free Income Fund

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	12.30%
AA	70.95%
A	14.37%
Refunded	2.37%
Not Rated	0.01%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.39 on February 28, 2014, to $12.69 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 40.79 cents per share for the same period.2 The Performance Summary beginning on page 40 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.02% based on an annualization of the 3.33 cent per share February dividend and the maximum offering price of $13.25 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Minnesota personal income tax bracket of 49.35% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.41	2.83	3.51
April	3.41	2.83	3.51
May	3.46	2.88	3.56
June	3.46	2.88	3.56
July	3.46	2.88	3.56
August	3.46	2.88	3.56
September	3.38	2.79	3.49
October	3.38	2.79	3.49
November	3.38	2.79	3.49
December	3.33	2.74	3.44
January	3.33	2.74	3.44
February	3.33	2.74	3.44
Total	40.79	33.77	42.05

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 100.

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Annual Report

| 37

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

State Update

Minnesota’s broad-based economy continued to expand during the 12 months under review. At period-end, the state’s unemployment rate fell to 3.7%, which remained significantly lower than the 5.5% national average.3 Many sectors experienced job growth, including professional and business services, leisure and hospitality, and education and health services. The information sector lost jobs, however. Minnesota’s labor force growth remained weak and wage growth continued to be modest, despite the tightening job market. The state’s housing recovery was also sluggish during the period because of severe winter weather, waning demand and low household formation. Household formation measures the rate at which people leave group living situations to live independently.

The state ended fiscal year 2014 on June 30, 2014, with higher-than-estimated revenues helped by lower-than-expected individual income tax refunds. In February 2015, the state revised its fiscal year 2015 revenues upward after higher-than-forecast income tax revenues. It also revised its expenditure estimates downward based on lower-than-estimated Medicaid expenses due to reduced enrollment projections and lower managed care rates. Minnesota revised its budget reserve policies by creating a mechanism through which a different reserve target could be set based on an annual evaluation of revenue volatility. The state proposed a structurally balanced fiscal 2016–2017 biennial budget with a modest increase in spending on K-12 education, health and human services, and public safety.

Minnesota’s net tax-supported debt was 3.0% of personal income and $1,402 per capita, compared with the national medians of 2.6% and $1,054.4 Independent credit rating agency Moody’s Investors Service assigned Minnesota’s general obligation debt a rating of Aa1 with a stable outlook, which reflected Moody’s view of the state’s strong revenue growth, replenishment of budget reserves, structural budget balance and sound management practices.5 Moody’s also noted Minnesota’s initiatives to close the budget gap, such as higher taxes for the state’s top 2% income earners, increased cigarette taxes and an expanded sales and corporate tax base. Some challenges Moody’s cited included the state’s high debt ratios and history of budgetary gridlock that has led to structural budget imbalance.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
General Obligation	32.9%
Hospital & Health Care	19.0%
Utilities	16.4%
Tax-Supported	6.2%
Higher Education	6.2%
Subject to Government Appropriations	6.1%
Transportation	4.8%
Refunded	4.0%
Housing	3.6%
Other Revenue	0.8%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate Moody’s rating of the Fund.

38 | Annual Report

franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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| 39

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FMINX)	$12.69	$12.39	+$	0.30
C (FMNIX)	$12.82	$12.51	+$	0.31
Advisor (FMNZX)	$12.70	$12.40	+$	0.30

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4079
C	$0.3377
Advisor	$0.4205

40 | Annual Report

franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.64%
1-Year	+	5.78%	+	1.29%	+	1.43%
5-Year	+	23.54%	+	3.42%	+	3.54%
10-Year	+	51.50%	+	3.79%	+	3.88%
C								1.19%
1-Year	+	5.23%	+	4.23%	+	4.38%
5-Year	+	20.24%	+	3.76%	+	3.89%
10-Year	+	43.51%	+	3.68%	+	3.77%
Advisor[5]								0.54%
1-Year	+	5.88%	+	5.88%	+	6.04%
5-Year	+	24.24%	+	4.44%	+	4.57%
10-Year	+	52.46%	+	4.31%	+	4.40%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.02%		5.96%		0.96%		1.90%
C		2.56%		5.05%		0.49%		0.97%
Advisor		3.25%		6.42%		1.09%		2.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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| 41

FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+30.62% and +4.83%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Minnesota personal income tax rate of 49.35%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,018.40	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
C
Actual	$1,000	$1,016.20	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor
Actual	$1,000	$1,018.90	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

44 | Annual Report

franklintempleton.com

Franklin Ohio Tax-Free Income Fund

We are pleased to bring you Franklin Ohio Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	6.32%
AA	70.96%
A	12.55%
BBB	1.32%
Refunded	8.85%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.44 on February 28, 2014, to $12.91 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 48.05 cents per share for the same period.2 The Performance Summary beginning on page 48 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.38% based on an annualization of the 3.80 cent per share February dividend and the maximum offering price of $13.48 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Ohio personal income tax bracket of 46.62% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.33% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.95	3.38	4.05
April	4.15	3.58	4.25
May	4.15	3.58	4.25
June	4.15	3.56	4.25
July	4.15	3.56	4.25
August	4.15	3.56	4.25
September	4.00	3.41	4.10
October	4.00	3.41	4.10
November	3.95	3.36	4.05
December	3.80	3.19	3.91
January	3.80	3.19	3.91
February	3.80	3.19	3.91
Total	48.05	40.97	49.28

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 109.

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| 45

FRANKLIN OHIO TAX-FREE INCOME FUND

State Update

Ohio’s economy continued to recover during the period. Automobile manufacturing remained a strong point in the state’s economy. Low energy prices and improved demand led to increased car production and private investment. Ohio also benefited from a boom in oil well construction in the Marcellus and Utica oil shales that helped production reach record levels during the period. Improved labor market conditions and attractive interest rates stimulated the real estate market, which experienced sales and price increases. Employment growth in the leisure and hospitality sector and the construction sector together with a decline in the labor force helped push down the state’s unemployment rate from 6.2% in February 2014 to a 14-year low of 5.1% by period-end.3 Conversely, employment in the information sector declined.

The state’s enacted mid-biennium budget for fiscal years 2014–2015 doubled the earned income tax credit, increased the personal income tax exemption for middle- and low-income taxpayers, increased health care spending, hastened a 10% income tax reduction and increased small business tax cuts. Near period-end, the governor presented his budget plan for fiscal years 2015–2016. Highlights of the proposal included a state income tax reduction balanced by increased sales taxes, a tuition cap at public colleges, increased funding for charter schools and a Medicaid expansion. The governor also called for oil and gas producers to pay significantly more in taxes. The increase was intended to help offset the governor’s proposed income tax cuts and costs associated with the environmental impact caused by drilling. Lawmakers were scheduled to debate the governor’s proposal after the report period-end.

Ohio’s net tax-supported debt, at $1,087 per capita and 2.7% of personal income, was in line with the national medians of $1,054 and 2.6%.4 Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation rating with a stable outlook.5 The rating reflected S&P’s view of the state’s history of proactive financial and budget management, commitment to funding budget reserves, improved revenue and budget performance, broad and diversified economy, moderate debt levels and progress in funding other postemployment benefits. The outlook reflected S&P’s assessment of Ohio’s improved structural budget balance and steady economic growth that has led to revenue stabilization, contributions to the budget stabilization fund at the 5% target and proactive responses to budget imbalances.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
General Obligation	34.9%
Hospital & Health Care	15.2%
Higher Education	13.8%
Refunded	11.0%
Utilities	9.9%
Tax-Supported	4.9%
Other Revenue	4.4%
Transportation	4.1%
Subject to Government Appropriations	1.2%
Housing	0.6%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We eliminated the Fund’s small exposure to Puerto Rico during the 12 months under review.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

46 | Annual Report

franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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| 47

FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FTOIX)	$12.91	$12.44	+$	0.47
C (FOITX)	$13.07	$12.58	+$	0.49
Advisor (FROZX)	$12.92	$12.44	+$	0.48

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4805
C	$0.4097
Advisor	$0.4928

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FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.63%
1-Year	+	7.76%	+	3.20%	+	3.10%
5-Year	+	25.15%	+	3.69%	+	3.79%
10-Year	+	52.50%	+	3.86%	+	3.95%
C								1.18%
1-Year	+	7.25%	+	6.25%	+	6.05%
5-Year	+	21.84%	+	4.03%	+	4.13%
10-Year	+	44.42%	+	3.74%	+	3.85%
Advisor[5]								0.53%
1-Year	+	7.95%	+	7.95%	+	7.83%
5-Year	+	25.86%	+	4.71%	+	4.81%
10-Year	+	53.62%	+	4.39%	+	4.49%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.38%		6.33%		1.44%		2.70%
C		2.93%		5.49%		0.99%		1.85%
Advisor		3.63%		6.80%		1.60%		3.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/05–2/28/15)

Average Annual Total Return

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FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.70%
and +4.92%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Ohio personal income tax rate of 46.62%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,031.90	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
C
Actual	$1,000	$1,028.70	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor
Actual	$1,000	$1,032.40	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Oregon Tax-Free Income Fund

We are pleased to bring you Franklin Oregon Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	15.24%
AA	50.31%
A	18.06%
BBB	5.40%
Below Investment Grade	4.84%
Refunded	6.15%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.69 on February 28, 2014, to $12.02 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 46.17 cents per share for the same period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.55% based on an annualization of the 3.71 cent per share February dividend and the maximum offering price of $12.55 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Oregon personal income tax bracket of 49.38% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.01% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.97	3.44	4.07
April	3.97	3.44	4.07
May	3.97	3.44	4.07
June	3.97	3.42	4.06
July	3.97	3.42	4.06
August	3.81	3.26	3.90
September	3.76	3.20	3.86
October	3.76	3.20	3.86
November	3.76	3.20	3.86
December	3.76	3.19	3.87
January	3.76	3.19	3.87
February	3.71	3.14	3.82
Total	46.17	39.54	47.37

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 119.

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FRANKLIN OREGON TAX-FREE INCOME FUND

State Update

Oregon’s steady economic recovery continued during the 12 months under review. The manufacturing sector, after years of decline stemming from the housing crisis and recession, improved during the period, as the broader nationwide economic recovery and lower energy prices helped the state gain manufacturing jobs at a rate that greatly outpaced the national average. Nearly all industrial sectors experienced growth with the largest gains in food products and wood processing. Improved employment levels, attractive interest rates and tight supply led home prices to rise, particularly in the Portland metropolitan area. Oregon’s unemployment rate decreased from 7.1% in February 2014 to 5.8% by period-end, which was higher than the 5.5% national rate.3

Lawmakers announced that tax collections in most revenue categories during the 2013–2015 biennial budget cycle exceeded expectations. This positive performance triggered a law that required the state to issue personal income tax refunds when collections are 2% or more than the budgeted amount. Governor John Kitzhaber’s budget proposal for the 2015–2017 biennium would allocate half of Oregon’s general fund to education spending, a significant increase compared to the previous biennium. Other highlights included funding for human services, public safety and natural resources programs. Near period-end, the governor resigned amid an ethics scandal and, following the state’s succession plan, Secretary of State Kate Brown became Oregon’s governor. Although it was likely that Governor Brown would have other budget priorities, lawmakers continued to debate Kitzhaber’s proposal after period-end.

The state’s net-tax supported debt was 4.9% of personal income and $1,920 per capita, compared with the national medians of 2.6% and $1,054.4 Independent credit rating agency Moody’s Investors Service maintained its Aa1 rating and stable outlook for Oregon’s general obligation debt.5 The rating and outlook reflected Moody’s assessment of the state’s strong financial controls, maintenance of a moderate rainy day fund balance and relatively well funded retirement system. However, Moody’s cited as challenges Oregon’s above-average debt ratios, an unusually high reliance on personal income taxes that can vary, and a constitutional requirement to return income taxes when they are above 2% over the budgeted amount.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
General Obligation	25.9%
Refunded	21.6%
Hospital & Health Care	18.5%
Utilities	10.9%
Higher Education	6.4%
Transportation	5.8%
Tax-Supported	4.5%
Other Revenue	3.4%
Housing	1.8%
Subject to Government Appropriations	1.2%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRORX)	$12.02	$11.69	+$	0.33
C (FORIX)	$12.19	$11.84	+$	0.35
Advisor (FOFZX)	$12.03	$11.70	+$	0.33

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4617
C	$0.3954
Advisor	$0.4737

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FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual Operating
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.62%
1-Year	+	6.88%	+	2.33%	+	2.13%
5-Year	+	23.22%	+	3.36%	+	3.37%
10-Year	+	51.66%	+	3.80%	+	3.87%
C								1.17%
1-Year	+	6.38%	+	5.38%	+	5.08%
5-Year	+	19.96%	+	3.71%	+	3.73%
10-Year	+	43.57%	+	3.68%	+	3.75%
Advisor[5]								0.52%
1-Year	+	6.99%	+	6.99%	+	6.78%
5-Year	+	23.92%	+	4.38%	+	4.40%
10-Year	+	52.61%	+	4.32%	+	4.39%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.55%		7.01%		1.67%		3.30%
C		3.09%		6.10%		1.23%		2.43%
Advisor		3.81%		7.53%		1.84%		3.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+31.96% and +5.05%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Oregon personal income tax rate of 49.38%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,028.30	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
C
Actual	$1,000	$1,025.10	$5.92
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor
Actual	$1,000	$1,028.80	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Pennsylvania Tax-Free Income Fund

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	0.92%
AA	54.98%
A	26.63%
BBB	6.57%
Below Investment Grade	5.26%
Refunded	5.04%
Not Rated	0.60%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.17 on February 28, 2014, to $10.51 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 43.16 cents per share for the same period.2 The Performance Summary beginning on page 64 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.85% based on an annualization of the 3.52 cent per share February dividend and the maximum offering price of $10.98 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Pennsylvania personal income tax bracket of 45.25% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.03% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.62	3.16	3.70
April	3.62	3.16	3.70
May	3.62	3.16	3.70
June	3.65	3.18	3.73
July	3.65	3.18	3.73
August	3.62	3.15	3.70
September	3.62	3.14	3.71
October	3.60	3.12	3.69
November	3.60	3.12	3.69
December	3.52	3.02	3.61
January	3.52	3.02	3.61
February	3.52	3.02	3.61
Total	43.16	37.43	44.18

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 128.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Commonwealth Update

Pennsylvania’s economy continued to recover during the reporting period. The commonwealth’s diverse economy has been hampered in recent years by slow population growth that led to subdued employment growth. The Marcellus Shale natural gas reserve has recently been Pennsylvania’s largest source of employment growth. Although gas production reached record levels during the period, low energy prices led companies to reduce capital expenditures and issue layoffs. Pennsylvania’s unemployment rate began the period at 6.2% and declined to 5.2% at period-end.3 In comparison, the national rate was 5.5% at period-end.3 The construction; leisure and hospitality; and trade, transportation and utilities sectors grew during the period, while the information and government sectors lost jobs.

The enacted fiscal year 2015 budget relied on substantial one-time revenues to increase funding for targeted education, social service and health care programs without raising taxes. Governor Corbett vetoed some proposed legislative expenditures and appropriations to help balance the budget and urged the state legislature to enact needed pension reform while protecting benefits for retirees and currently eligible commonwealth employees. In December, lawmakers announced that fiscal year 2015 revenue collections exceeded forecasts based on the strength of corporate income tax collections. Tom Wolf was sworn in as governor in January 2015. Wolf’s administration will release its fiscal year 2016 budget proposal after period-end. Wolf will face a substantial budget deficit in fiscal year 2016 that was largely caused by the use of one-time revenues to balance the fiscal year 2015 budget.

Pennsylvania’s debt levels were moderate and in line with national medians. Net tax-supported debt was 2.6% of personal income and $1,172 per capita, compared with the 2.6% and $1,054 national medians.4 Independent credit rating agency Moody’s Investors Service downgraded Pennsylvania’s general obligation bonds to an Aa3 rating with a stable outlook.5 The rating reflected Moody’s view of the commonwealth’s growing budgetary structural imbalance and weak tax revenues, as well as reliance on non-recurring resources to balance its fiscal year 2015 budget. Moody’s also expected that large and growing pension liabilities together with weak economic growth could hinder Pennsylvania’s capacity to attain structural balance in the near future. The stable outlook reflected Moody’s view of the commonwealth’s diverse economy but below-average growth, its recently improved governance shown by timely budget adoption, and strong executive powers to control expenditures midyear.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Higher Education	27.3%
General Obligation	18.5%
Hospital & Health Care	17.2%
Utilities	13.7%
Refunded	6.4%
Transportation	6.1%
Tax-Supported	3.8%
Housing	3.0%
Subject to Government Appropriations	1.8%
Other Revenue	2.2%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate Moody’s rating of the Fund.

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grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRPAX)	$10.51	$10.17	+$	0.34
C (FRPTX)	$10.63	$10.28	+$	0.35
Advisor (FPFZX)	$10.52	$10.18	+$	0.34

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4316
C	$0.3743
Advisor	$0.4418
.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual Operating
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.63%
1-Year	+	7.72%	+	3.15%	+	2.93%
5-Year	+	25.64%	+	3.76%	+	3.76%
10-Year	+	53.05%	+	3.89%	+	3.95%
C								1.18%
1-Year	+	7.15%	+	6.15%	+	5.92%
5-Year	+	22.30%	+	4.11%	+	4.09%
10-Year	+	44.85%	+	3.77%	+	3.84%
Advisor[5]								0.53%
1-Year	+	7.82%	+	7.82%	+	7.59%
5-Year	+	26.35%	+	4.79%	+	4.77%
10-Year	+	54.01%	+	4.41%	+	4.47%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.85%		7.03%		1.84%		3.36%
C		3.41%		6.23%		1.40%		2.56%
Advisor		4.12%		7.53%		2.02%		3.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+34.46% and +5.41%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Pennsylvania personal income tax rate of 45.25%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P or Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,028.40	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
C
Actual	$1,000	$1,025.20	$5.98
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor
Actual	$1,000	$1,028.90	$2.72
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.80	$11.52	$11.28	$10.30	$10.78
Income from investment operations[b]:
Net investment income[c]	0.43	0.45	0.45	0.47	0.47
Net realized and unrealized gains (losses)	0.42	(0.73)	0.23	0.99	(0.47)
Total from investment operations	0.85	(0.28)	0.68	1.46	—
Less distributions from net investment income	(0.43)	(0.44)	(0.44)	(0.48)	(0.48)
Net asset value, end of year	$11.22	$10.80	$11.52	$11.28	$10.30

Total return[d]	7.98%	(2.37)%	6.14%	14.44%	(0.09)%

Ratios to average net assets
Expenses	0.62%	0.62%	0.63%	0.64%	0.62%
Net investment income	3.93%	4.10%	3.93%	4.40%	4.40%

Supplemental data
Net assets, end of year (000’s)	$815,973	$798,957	$982,621	$920,194	$844,627
Portfolio turnover rate	12.31%	14.75%	6.40%	13.19%	13.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.96	$11.68	$11.43	$10.44	$10.91
Income from investment operations[b]:
Net investment income[c]	0.38	0.39	0.39	0.42	0.42
Net realized and unrealized gains (losses)	0.42	(0.73)	0.24	0.99	(0.47)
Total from investment operations	0.80	(0.34)	0.63	1.41	(0.05)
Less distributions from net investment income	(0.37)	(0.38)	(0.38)	(0.42)	(0.42)
Net asset value, end of year	$11.39	$10.96	$11.68	$11.43	$10.44

Total return[d]	7.36%	(2.87)%	5.56%	13.74%	(0.56)%

Ratios to average net assets
Expenses	1.17%	1.17%	1.18%	1.19%	1.17%
Net investment income	3.38%	3.55%	3.38%	3.85%	3.85%

Supplemental data
Net assets, end of year (000’s)	$107,612	$100,188	$150,778	$118,448	$99,856
Portfolio turnover rate	12.31%	14.75%	6.40%	13.19%	13.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

70 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.83	$11.55	$11.30	$10.32	$10.80
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.46	0.48	0.49
Net realized and unrealized gains (losses)	0.41	(0.73)	0.24	0.99	(0.48)
Total from investment operations	0.86	(0.27)	0.70	1.47	0.01
Less distributions from net investment income	(0.44)	(0.45)	(0.45)	(0.49)	(0.49)
Net asset value, end of year	$11.25	$10.83	$11.55	$11.30	$10.32

Total return	8.07%	(2.26)%	6.33%	14.52%	0.02%

Ratios to average net assets
Expenses	0.52%	0.52%	0.53%	0.54%	0.52%
Net investment income	4.03%	4.20%	4.03%	4.50%	4.50%

Supplemental data
Net assets, end of year (000’s)	$48,670	$29,842	$36,297	$20,862	$5,697
Portfolio turnover rate	12.31%	14.75%	6.40%	13.19%	13.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Arizona Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 97.4%
Arizona 91.7%
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38	$15,000,000	$16,560,900
Banner Health, Series A, 5.00%, 1/01/35	10,000,000	10,808,300
Banner Health, Series D, 5.50%, 1/01/38	17,500,000	19,234,425
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,338,150
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	11,012,300
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	16,856,100
Arizona School Facilities Board COP, 5.50%, 9/01/23	10,000,000	11,392,400
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project,
Refunding, Series A, 5.00%, 7/01/36	5,000,000	5,383,550
Arizona State Board of Regents Arizona State University System Revenue,
Polytechnic Campus Project, Series C, 6.00%, 7/01/26	2,500,000	2,891,725
Polytechnic Campus Project, Series C, 6.00%, 7/01/27	3,000,000	3,468,990
Polytechnic Campus Project, Series C, 6.00%, 7/01/28	3,350,000	3,872,533
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	2,200,000	2,536,842
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,807,907
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,725,217
Arizona State Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,884,509
Arizona State Board of Regents Northern Arizona University System Revenue,
5.00%, 6/01/38	5,000,000	5,478,300
Refunding, 5.00%, 6/01/40	7,365,000	8,348,669
Refunding, 5.00%, 6/01/44	8,005,000	9,067,344
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,814,778
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,646,950
Arizona State Board of Regents University of Arizona System Revenue,
Series A, 5.00%, 6/01/39	8,650,000	9,718,794
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,423,521
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,689,915
Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,559,298
Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,717,800
Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,424,440
Arizona State Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of
Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,543,040
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/42	8,000,000	8,664,160
Arizona State Lottery Revenue, Series A, AGMC Insured, 5.00%,
7/01/28	15,540,000	17,750,565
7/01/29	7,500,000	8,559,450
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/32	10,000,000	11,821,200
Subordinated, Refunding, Series A, 5.00%, 7/01/36	10,000,000	11,517,000
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,549,653
Arizona Water Infrastructure Finance Authority Water Quality Revenue, Refunding, Series A, 5.00%,
10/01/28	7,500,000	9,087,675
10/01/29	2,500,000	3,012,700
Downtown Phoenix Hotel Corp. Revenue, Subordinate, Series B, NATL Insured, 5.00%,
7/01/36	18,995,000	19,165,005
7/01/40	11,345,000	11,409,893
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,399,628
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28	10,000,000	11,769,800

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Gilbert Water Resources Municipal Property Corp. Water System Development Fee and Water Utility
Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29	$25,000,000	$27,361,500
Glendale IDA Hospital Revenue, John C. Lincoln Health Network,
Pre-Refunded, 5.00%, 12/01/32	4,775,000	5,323,266
Pre-Refunded, 5.00%, 12/01/42	12,870,000	14,347,733
Series B, Pre-Refunded, 5.00%, 12/01/37	3,000,000	3,105,750
Glendale IDAR, Midwestern University,
5.00%, 5/15/35	5,000,000	5,668,050
5.125%, 5/15/40	10,000,000	11,214,500
Refunding, 5.00%, 5/15/31	3,455,000	3,875,404
Glendale Municipal Property Corp. Excise Tax Revenue,
Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,064,938
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	12,898,920
Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%, 7/15/32	7,500,000	8,123,700
Goodyear Water and Sewer Revenue, sub. lien, Obligations, Refunding, AGMC Insured,
5.25%, 7/01/31	1,000,000	1,167,570
5.50%, 7/01/41	1,500,000	1,771,320
Greater Arizona Development Authority Infrastructure Revenue, Series B, NATL Insured, 5.00%,
8/01/35	9,090,000	9,238,076
Marana Municipal Property Corp. Municipal Facilities Revenue, Series A, 5.00%, 7/01/28	3,000,000	3,357,930
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of
2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	6,379,303
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	15,074,900
Maricopa County IDA, MFHR, Senior,
National Voluntary Health Facilities II Project, Series A, AGMC Insured, ETM, 5.50%, 1/01/18	1,280,000	1,320,474
Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,370,000	1,370,836
Maricopa County IDA Health Facility Revenue,
Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,668,024
Mayo Clinic, 5.00%, 11/15/36	16,250,000	16,931,850
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL Insured,
ETM, 7.00%, 12/01/16	765,000	809,034
Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Campus of Care Project,
Refunding, Series A, GNMA Secured, 5.00%, 8/20/35	1,725,000	1,754,135
Maricopa County PCC, PCR,
El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,317,500
El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	11,705,000
Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,567,400
Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	16,598,889
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	5,866,530
Maricopa County USD No. 89 Dysart GO, School Improvement, Project of 2006, Series B, AGMC
Insured, 5.00%, 7/01/27	5,015,000	5,465,096
McAllister Academic Village LLC Revenue, Arizona State University Hassayampa Academic Village
Project, Refunding,
5.25%, 7/01/33	5,000,000	5,576,500
5.00%, 7/01/38	5,000,000	5,490,250
Assured Guaranty, 5.25%, 7/01/33	2,525,000	2,816,133
Assured Guaranty, 5.00%, 7/01/38	3,825,000	4,200,041
Navajo County PCC Revenue, Mandatory Put 6/01/16, Series E, 5.75%, 6/01/34	6,000,000	6,354,540
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured
Guaranty, 5.50%, 7/01/28	1,045,000	1,220,341
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, NATL Insured, 5.00%,
6/01/36	2,640,000	2,765,585

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	$10,000,000	$10,874,400
senior lien, Series A, 5.00%, 7/01/38	10,000,000	11,011,000
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza Expansion
Project, Series B, NATL Insured, 5.50%,
7/01/27	3,945,000	4,936,181
7/01/28	2,000,000	2,503,180
7/01/29	2,000,000	2,517,280
7/01/36	5,000,000	6,370,800
7/01/37	7,000,000	8,952,790
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinated, Civic Plaza Expansion Project,
Series A, NATL Insured, 5.00%,
7/01/35	2,050,000	2,077,532
7/01/41	5,000,000	5,064,150
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Refunding, AGMC Insured, 5.00%, 7/01/37	5,515,000	5,982,065
senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,858,125
Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Series A, 5.00%,
7/01/39	14,780,000	16,712,781
7/01/39	10,000,000	11,571,900
Phoenix IDA Education Revenue, Facility, JMF-Higley 2012 LLC Project, 5.00%,
12/01/34	3,000,000	3,266,610
12/01/39	5,610,000	6,077,089
Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC Arizona State
University Project,
Series A, AMBAC Insured, 5.00%, 7/01/37	18,095,000	18,165,209
Series C, AMBAC Insured, 5.00%, 7/01/37	8,735,000	8,653,240
Pima County IDA Lease Revenue, Clark County Detention Facility Project,
5.125%, 9/01/27	8,655,000	9,574,853
5.00%, 9/01/39	15,000,000	16,323,300
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%,
7/01/33	1,500,000	1,736,085
7/01/41	6,800,000	7,646,056
Pinal County Electrical District No. 4 Electric System Revenue, 6.00%,
12/01/23	525,000	602,369
12/01/28	740,000	837,029
12/01/38	1,150,000	1,266,047
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty, 6.50%,
7/15/24	4,220,000	4,930,775
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, 5.00%, 12/01/30	4,500,000	5,253,795
Salt River Project, Series A, 5.00%, 1/01/37	14,000,000	14,467,040
Salt River Project, Series A, 5.00%, 1/01/38	7,000,000	7,634,340
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,580,850
Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
12/01/32	10,000,000	11,537,900
12/01/37	5,000,000	5,782,750
Scottsdale Municipal Property Corp. Excise Tax Revenue,
[a]Refunding, 5.00%, 7/01/33	1,500,000	1,786,650
[a]Refunding, 5.00%, 7/01/34	1,985,000	2,356,513
Water and Sewer Improvements Project, 5.00%, 7/01/33	10,660,000	12,366,879

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
12/01/30	$5,160,000	$5,292,973
12/01/35	2,000,000	2,046,580
Student and Academic Services LLC Lease Revenue, Northern Arizona University Project, BAM
Insured, 5.00%,
6/01/33	1,000,000	1,134,410
6/01/39	1,400,000	1,578,668
6/01/44	4,205,000	4,706,194
Tempe Excise Tax Revenue, Series A, 5.00%, 7/01/31	2,325,000	2,722,343
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,032,500
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC
Insured, 5.00%, 7/15/32	985,000	985,581
Tucson Water System Revenue,
5.00%, 7/01/32	5,000,000	5,841,600
Refunding, 5.00%, 7/01/28	1,230,000	1,414,623
Refunding, 5.00%, 7/01/29	1,765,000	2,026,714
University Medical Center Corp. Hospital Revenue, Tucson,
5.00%, 7/01/35	7,000,000	7,071,540
5.625%, 7/01/36	5,000,000	6,083,650
6.50%, 7/01/39	4,750,000	5,541,065
Refunding, 6.00%, 7/01/39	5,000,000	5,940,450
Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center, Series B, 5.625%,
8/01/33	2,315,000	2,540,342
8/01/37	12,435,000	13,564,840
		891,486,080
U.S. Territories 5.7%
Guam 2.6%
Guam Government Business Privilege Tax Revenue,
Series A, 5.125%, 1/01/42	7,075,000	7,885,441
Series B-1, 5.00%, 1/01/29	2,980,000	3,330,925
Guam Power Authority Revenue, Series A, AGMC Insured, 5.00%,
10/01/39	6,490,000	7,429,428
10/01/44	5,325,000	6,081,683
		24,727,477
Puerto Rico 3.1%
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B, 5.50%,
8/01/31	17,405,000	8,880,205
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 6.00%, 8/01/39	5,100,000	3,525,477
first subordinate, Series A, 5.50%, 8/01/37	6,000,000	4,030,860
first subordinate, Series C, 5.25%, 8/01/41	10,930,000	7,124,393
Refunding, Senior Series C, 5.00%, 8/01/46	10,000,000	6,928,600
		30,489,535
Total U.S. Territories		55,217,012
Total Municipal Bonds (Cost $892,153,952) 97.4%		946,703,092
Other Assets, less Liabilities 2.6%		25,551,729
Net Assets 100.0%		$972,254,821

See Abbreviations on page 155.
[a]Security purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66	$12.44	$12.24	$11.09	$11.65
Income from investment operations[b]:
Net investment income[c]	0.47	0.47	0.47	0.51	0.51
Net realized and unrealized gains (losses)	0.47	(0.79)	0.19	1.15	(0.56)
Total from investment operations	0.94	(0.32)	0.66	1.66	(0.05)
Less distributions from net investment income	(0.47)	(0.46)	(0.46)	(0.51)	(0.51)
Net asset value, end of year	$12.13	$11.66	$12.44	$12.24	$11.09

Total return[d]	8.22%	(2.56)%	5.48%	15.33%	(0.55)%

Ratios to average net assets
Expenses	0.65%	0.64%	0.65%	0.65%	0.65%
Net investment income	3.94%	4.00%	3.77%	4.37%	4.35%

Supplemental data
Net assets, end of year (000’s)	$549,134	$520,275	$660,432	$583,088	$530,056
Portfolio turnover rate	2.20%	7.74%	9.30%	8.14%	22.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.78	$12.56	$12.36	$11.20	$11.76
Income from investment operations[b]:
Net investment income[c]	0.41	0.41	0.40	0.45	0.44
Net realized and unrealized gains (losses)	0.48	(0.80)	0.19	1.16	(0.56)
Total from investment operations	0.89	(0.39)	0.59	1.61	(0.12)
Less distributions from net investment income	(0.41)	(0.39)	(0.39)	(0.45)	(0.44)
Net asset value, end of year	$12.26	$11.78	$12.56	$12.36	$11.20

Total return[d]	7.64%	(3.07)%	4.84%	14.66%	(1.11)%

Ratios to average net assets
Expenses	1.20%	1.19%	1.20%	1.20%	1.20%
Net investment income	3.39%	3.45%	3.22%	3.82%	3.80%

Supplemental data
Net assets, end of year (000’s)	$109,552	$107,705	$160,856	$126,094	$106,536
Portfolio turnover rate	2.20%	7.74%	9.30%	8.14%	22.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 77

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66	$12.43	$12.24	$11.09	$11.65
Income from investment operations[b]:
Net investment income[c]	0.48	0.48	0.48	0.52	0.52
Net realized and unrealized gains (losses)	0.48	(0.78)	0.18	1.16	(0.56)
Total from investment operations	0.96	(0.30)	0.66	1.68	(0.04)
Less distributions from net investment income	(0.49)	(0.47)	(0.47)	(0.53)	(0.52)
Net asset value, end of year	$12.13	$11.66	$12.43	$12.24	$11.09

Total return	8.34%	(2.39)%	5.50%	15.44%	(0.45)%

Ratios to average net assets
Expenses	0.55%	0.54%	0.55%	0.55%	0.55%
Net investment income	4.04%	4.10%	3.87%	4.47%	4.45%

Supplemental data
Net assets, end of year (000’s)	$44,988	$34,393	$41,990	$31,955	$13,304
Portfolio turnover rate	2.20%	7.74%	9.30%	8.14%	22.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

78 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Colorado Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 94.9%
Colorado 89.3%
Adams County Revenue, Platte Valley Medical Center Project, NATL Insured, Pre-Refunded, 5.00%,
2/01/31	$9,615,000	$9,800,473
Adams State College Board of Trustees Auxiliary Facilities Revenue, Improvement, Series A, 5.50%,
5/15/34	2,000,000	2,328,640
5/15/39	2,150,000	2,493,764
Adams State College Board of Trustees Institutional Enterprise Revenue, 5.00%,
5/15/32	1,360,000	1,545,205
5/15/37	1,000,000	1,123,740
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project,
Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,899,562
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	6,482,925
Aurora Hospital Revenue, Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,736,925
Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
8/01/36	5,880,000	6,399,968
8/01/39	10,000,000	10,861,900
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, 5.00%, 12/15/33	5,300,000	5,995,890
Boulder Valley School District No. RE-2 Boulder GO, 5.00%, 12/01/34	6,000,000	6,814,740
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, 5.25%,
12/01/34	5,380,000	6,211,856
Castle Rock Sales and Use Tax Revenue, 5.00%,
6/01/31	1,800,000	2,061,054
6/01/32	1,845,000	2,106,806
6/01/35	2,775,000	3,142,799
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,903,621
Charter School, James Irwin Educational Foundation Project, Refunding and Improvement, Assured
Guaranty, 5.00%, 8/01/37	6,060,000	6,205,985
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	14,750,235
Colorado Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, 5.25%, 6/01/31	4,000,000	4,175,640
The Evangelical Lutheran Good Samaritan Society Project, Series A, 5.25%, 6/01/34	3,500,000	3,512,425
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%, 12/01/25	3,050,000	3,233,305
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%, 12/01/26	3,205,000	3,393,646
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%, 12/01/27	3,365,000	3,558,252
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%, 12/01/30	3,000,000	3,156,390
Colorado School of Mines Board of Trustees Enterprise Revenue, Improvement, Series A,
Pre-Refunded, 5.25%, 12/01/37	2,000,000	2,312,160
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty,
5.00%, 11/01/39	11,305,000	12,752,379
Colorado Springs Utilities System Revenue,
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,604,960
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,799,300
Series D-1, 5.25%, 11/15/33	5,000,000	5,944,850
Colorado State Board of Governors University Enterprise System Revenue,
Series A, 5.00%, 3/01/34	25,000	28,140
Series A, 5.00%, 3/01/39	145,000	162,200
Series A, NATL Insured, 5.00%, 3/01/37	1,755,000	1,874,375
Series A, NATL Insured, Pre-Refunded, 5.00%, 3/01/37	11,245,000	12,253,676
Series A, Pre-Refunded, 5.00%, 3/01/34	2,225,000	2,565,803
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	8,135,614
Series C, 5.00%, 3/01/44	5,135,000	5,763,011

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado State Building Excellent Schools Today COP,
Series G, 5.00%, 3/15/32	$10,000,000	$11,433,500
Series I, 5.00%, 3/15/36	3,000,000	3,410,490
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%,
11/01/28	1,500,000	1,722,270
11/01/29	3,105,000	3,547,338
Colorado State Health Facilities Authority Revenue,
Boulder Community Hospital Project, Refunding, Series A, 6.00%, 10/01/35	5,500,000	6,629,260
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,404,700
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,911,425
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,315,060
Covenant Retirement Community Inc., Series A, 5.75%, 12/01/36	5,000,000	5,561,800
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,148,230
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,572,960
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,693,150
Hospital, NCMC Inc. Project, Series A, AGMC Insured, 5.50%, 5/15/30	7,900,000	9,128,292
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,606,100
Parkview Medical Center Inc. Project, Series A, 5.00%, 9/01/37	8,000,000	8,556,320
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC
Insured, 5.20%, 3/01/31	9,500,000	10,721,700
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	8,031,431
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	2,000,000	2,241,660
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	4,293,600
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,
Pre-Refunded, 5.50%, 11/01/27	7,275,000	8,445,184
Colorado State School of Mines of Board of Trustees Institutional Enterprise Revenue, Series B, 5.00%,
12/01/32	1,000,000	1,141,660
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Arapahoe County Water and Wastewater Public Improvement District Project, Series E, NATL
Insured, 5.00%, 12/01/35	10,000,000	10,291,700
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	1,900,000	2,161,041
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC
Insured, 5.00%, 9/01/38	1,210,000	1,343,003
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	14,866,605
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement,
AGMC Insured, 5.00%, 12/01/31	2,040,000	2,338,105
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding, AGMC Insured,
5.00%, 12/01/39	3,160,000	3,579,996
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,625,800
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,613,360
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%,
12/01/30	14,500,000	14,953,270
Denver Health and Hospital Authority Healthcare Recovery Zone Facility Revenue,
5.50%, 12/01/30	1,500,000	1,706,535
5.625%, 12/01/40	4,000,000	4,440,640
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,743,857
Denver Health and Hospital Authority Healthcare Revenue, Series A, 5.25%, 12/01/45	5,000,000	5,558,250
Dove Valley Metropolitan District Arapahoe County GO, Refunding, AGMC Insured, 5.00%, 11/01/35	3,350,000	3,437,904
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	1,140,270
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,145,194

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority Senior Revenue, (continued)
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	$14,075,000	$5,042,791
Series C, 5.25%, 9/01/25	2,500,000	2,885,400
Series D, Sub Series D-1, NATL Insured, 5.50%, 9/01/24	2,500,000	2,560,800
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,908,485
Erie Wastewater Enterprise Revenue, Series A, Assured Guaranty, 5.00%,
12/01/33	2,860,000	3,267,092
12/01/37	5,120,000	5,811,405
Erie Water Enterprise Revenue, Series A, AGMC Insured, 5.00%, 12/01/32	10,000,000	10,990,300
Fort Lewis College Board of Trustees Enterprise Revenue, Series B-1, NATL Insured, 5.00%, 10/01/37	12,830,000	13,936,203
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded,
5.25%, 12/01/33	1,240,000	1,433,539
Ignacio School District 11JT GO, La Plata and Archuleta Counties, 5.00%, 12/01/31	1,215,000	1,431,197
Meridian Metropolitan District GO, Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,462,350
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	8,015,840
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,892,472
Mesa State College Enterprise Revenue, BHAC Insured, Pre-Refunded, 5.125%, 5/15/37	5,765,000	6,350,897
Park Creek Metropolitan District Revenue, Senior Limited Property Tax Supported,
Refunding and Improvement, Assured Guaranty, 6.375%, 12/01/37	7,000,000	8,026,550
Refunding, Series A, AGMC Insured, 6.00%, 12/01/38	2,500,000	3,036,775
Refunding, Series A, AGMC Insured, 6.125%, 12/01/41	2,500,000	3,049,075
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,493,040
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	8,024,001
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	13,780,008
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,930,000
Pueblo Urban Renewal Authority Revenue, Refunding and Improvement, Series B,
5.25%, 12/01/28	1,000,000	1,109,300
5.50%, 12/01/31	1,010,000	1,132,250
5.25%, 12/01/38	3,615,000	3,937,422
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, 5.00%,
12/15/30	3,840,000	4,287,053
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	21,777,800
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A,
5.00%, 11/01/38	10,000,000	11,591,400
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/31	11,150,000	12,006,543
Thornton Development Authority Tax Increment Revenue, North Washington Street Urban Renewal
Project, NATL Insured, 5.00%, 12/01/29	6,100,000	6,110,065
Triview Metropolitan District GO, El Paso County, Refunding, 5.00%, 11/01/34	10,855,000	12,213,938
University of Colorado Enterprise Revenue, University of Colorado Regents,
Refunding, Series A, 5.00%, 6/01/38	3,000,000	3,511,140
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,528,660
Series B, NATL Insured, Pre-Refunded, 5.00%, 6/01/32	3,000,000	3,295,590
University of Colorado Hospital Authority Revenue,
Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,951,600
Series A, Pre-Refunded, 5.00%, 11/15/37	2,000,000	2,114,980
Series A, Pre-Refunded, 5.25%, 11/15/39	3,000,000	3,181,440
University of Northern Colorado Greeley Institutional Enterprise Revenue, Refunding, Series A, 5.00%,
6/01/30	1,690,000	1,964,507

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| 81

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Western State College Revenue, 5.00%,
5/15/34	$2,000,000	$2,167,240
5/15/39	2,000,000	2,126,500
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%,
12/01/36	5,000,000	5,677,900
		628,567,422
U.S. Territories 5.6%
Guam 0.9%
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.375%, 12/01/24	2,000,000	2,262,220
5.75%, 12/01/34	3,565,000	4,038,931
		6,301,151
Puerto Rico 4.4%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	6,503,814
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 5.375%, 8/01/38	2,370,000	1,555,336
first subordinate, Series A, 5.50%, 8/01/37	5,000,000	3,359,050
first subordinate, Series A, 6.375%, 8/01/39	10,000,000	7,212,600
first subordinate, Series A, 5.50%, 8/01/42	3,000,000	1,991,280
first subordinate, Series C, 5.50%, 8/01/40	10,000,000	6,637,600
Senior Series C, 5.25%, 8/01/40	4,560,000	3,355,248
		30,614,928
U.S. Virgin Islands 0.3%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding,
Series B, 5.25%, 10/01/29	1,800,000	2,014,074
Total U.S. Territories		38,930,153
Total Municipal Bonds (Cost $624,529,595) 94.9%		667,497,575
Other Assets, less Liabilities 5.1%		36,176,903
Net Assets 100.0%		$703,674,478

See Abbreviations on page 155.
82 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.65	$11.43	$11.36	$10.45	$10.88
Income from investment operations[b]:
Net investment income[c]	0.41	0.40	0.40	0.46	0.45
Net realized and unrealized gains (losses)	0.21	(0.80)	0.08	0.91	(0.43)
Total from investment operations	0.62	(0.40)	0.48	1.37	0.02
Less distributions from net investment income	(0.41)	(0.38)	(0.41)	(0.46)	(0.45)
Net asset value, end of year	$10.86	$10.65	$11.43	$11.36	$10.45

Total return[d]	5.88%	(3.44)%	4.25%	13.34%	0.13%

Ratios to average net assets
Expenses	0.68%	0.67%	0.66%	0.67%	0.66%
Net investment income	3.76%	3.71%	3.49%	4.18%	4.12%

Supplemental data
Net assets, end of year (000’s)	$282,020	$301,323	$404,713	$388,571	$367,664
Portfolio turnover rate	4.63%	8.24%	20.69%	13.90%	15.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.73	$11.51	$11.43	$10.52	$10.94
Income from investment operations[b]:
Net investment income[c]	0.35	0.34	0.34	0.40	0.39
Net realized and unrealized gains (losses)	0.20	(0.80)	0.08	0.91	(0.42)
Total from investment operations	0.55	(0.46)	0.42	1.31	(0.03)
Less distributions from net investment income	(0.35)	(0.32)	(0.34)	(0.40)	(0.39)
Net asset value, end of year	$10.93	$10.73	$11.51	$11.43	$10.52

Total return[d]	5.17%	(3.94)%	3.73%	12.65%	(0.34)%

Ratios to average net assets
Expenses	1.23%	1.22%	1.21%	1.22%	1.21%
Net investment income	3.21%	3.16%	2.94%	3.63%	3.57%

Supplemental data
Net assets, end of year (000’s)	$73,569	$75,730	$122,232	$105,619	$90,659
Portfolio turnover rate	4.63%	8.24%	20.69%	13.90%	15.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

84 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.64	$11.42	$11.35	$10.45	$10.87
Income from investment operations[b]:
Net investment income[c]	0.42	0.41	0.41	0.47	0.46
Net realized and unrealized gains (losses)	0.21	(0.80)	0.08	0.90	(0.42)
Total from investment operations	0.63	(0.39)	0.49	1.37	0.04
Less distributions from net investment income	(0.42)	(0.39)	(0.42)	(0.47)	(0.46)
Net asset value, end of year	$10.85	$10.64	$11.42	$11.35	$10.45

Total return	6.00%	(3.34)%	4.35%	13.36%	0.33%

Ratios to average net assets
Expenses	0.58%	0.57%	0.56%	0.57%	0.56%
Net investment income	3.86%	3.81%	3.59%	4.28%	4.22%

Supplemental data
Net assets, end of year (000’s)	$20,384	$15,904	$30,975	$23,667	$19,295
Portfolio turnover rate	4.63%	8.24%	20.69%	13.90%	15.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 85

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Connecticut Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 97.2%
Connecticut 91.1%
City of Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$11,014,900
Connecticut State GO,
Series A, 5.00%, 2/15/29	10,000,000	11,336,500
Series C, AGMC Insured, Pre-Refunded, 5.00%, 6/01/26	5,000,000	5,291,000
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	20,759,994
Child Care Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/28	2,150,000	2,439,368
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,893,534
Eastern Connecticut Health Network Issue, Refunding, Series A, Radian Insured, 6.00%,
7/01/25	2,965,000	2,991,893
Eastern Connecticut Health Network Issue, Refunding, Series C, Radian Insured, 5.125%,
7/01/30	2,500,000	2,508,650
Fairfield University Issue, Series M, 5.00%, 7/01/26	450,000	497,183
Fairfield University Issue, Series M, 5.00%, 7/01/34	1,000,000	1,090,620
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,683,970
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/35	4,000,000	4,495,560
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/40	5,000,000	5,590,350
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	13,026,960
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/30	3,000,000	3,281,970
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/38	6,285,000	6,814,511
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	220,000	247,777
Miss Porter’s School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36	4,415,000	4,607,935
New Horizons Village Project, 7.30%, 11/01/16	985,000	990,102
Quinnipiac University Issue, Series H, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,206,400
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	15,000,000	16,308,900
Sacred Heart University Issue, Series G, 5.375%, 7/01/31	1,500,000	1,690,890
Sacred Heart University Issue, Series G, 5.625%, 7/01/41	5,500,000	6,194,265
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,332,955
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/28	2,290,000	2,555,571
Salisbury School Issue, Series C, Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,406,250
St. Mary’s Hospital Issue, Refunding, Series E, 5.50%, 7/01/20	4,615,000	4,617,954
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,624,750
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,383,550
University of Hartford Issue, Series G, Radian Insured, 5.25%, 7/01/26	5,000,000	5,216,650
Wesleyan University Issue, Series G, 5.00%, 7/01/39	10,000,000	11,207,100
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,726,040
Westminster School Issue, Series E, XLCA Insured, Pre-Refunded, 5.00%, 7/01/37	10,660,000	11,749,132
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	1,500,000	1,700,460
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.125%,
7/01/35	4,025,000	4,579,363
Yale University Issue, Series A-2, 5.00%, 7/01/40	9,000,000	9,980,640
Yale University Issue, Series Y-1, 5.00%, 7/01/35	5,000,000	5,075,750
Yale University Issue, Series Z-1, 5.00%, 7/01/42	10,000,000	10,541,400
Yale-New Haven Hospital Issue, Series J-1, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31	10,500,000	11,144,805
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,480,600
Connecticut State HFA Housing Mortgage Finance Program Revenue, Series C, Sub Series C-1,
4.85%, 11/15/34	1,925,000	1,938,610
4.95%, 11/15/39	2,990,000	3,103,261

86 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Connecticut Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State HFAR,
Housing Mortgage Finance Program, Series B, Sub Series B-2, 5.00%, 11/15/41	$665,000	$676,997
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/22	835,000	837,647
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/32	1,000,000	1,002,580
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	476,049
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,655,460
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program,
Series A, 5.05%, 11/15/27	815,000	876,369
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding,
Series A, 5.00%, 1/01/38	3,000,000	3,340,290
Connecticut State Revolving Fund General Revenue, Series A,
5.00%, 3/01/25	3,000,000	3,644,370
5.00%, 3/01/31	5,000,000	5,860,900
Pre-Refunded, 5.00%, 7/01/26	6,025,000	6,403,310
Pre-Refunded, 5.00%, 7/01/27	4,060,000	4,314,927
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A,
5.00%,
10/01/30	5,000,000	5,833,300
9/01/34	5,000,000	5,789,350
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue,
Series A, 5.00%, 1/01/42	5,000,000	5,567,100
Greater New Haven Water Pollution Control Authority Regional Water Revenue, Series A,
AGMC Insured, 5.00%, 11/15/37	3,000,000	3,307,830
NATL Insured, Pre-Refunded, 5.00%, 11/15/24	3,315,000	3,426,517
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,755,950
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,670,600
New Haven GO,
Series A, Assured Guaranty, 5.00%, 3/01/29	1,000,000	1,102,810
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,081
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,104,320
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,099,590
Refunding, Twenty-Second Series, AGMC Insured, 5.00%, 8/01/38	5,000,000	5,469,250
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,719,135
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,843,878
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%,
8/15/43	1,000,000	1,158,690
University of Connecticut GO, Series A, 5.00%,
8/15/28	6,590,000	7,804,405
2/15/31	2,000,000	2,337,460
		342,432,238

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| 87

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Connecticut Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 6.1%
Puerto Rico 5.8%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series B, 6.00%, 7/01/39	$7,000,000	$4,952,640
Series B, Pre-Refunded, 5.00%, 7/01/35	1,105,000	1,174,074
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Warehouse for Emergencies Project, Series A, 5.15%,
7/01/19	1,975,000	1,701,877
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	1,000,000	631,900
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.00%, 8/01/42	19,000,000	13,324,130
		21,784,621
U.S. Virgin Islands 0.3%
Virgin Islands PFAR, senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,090,620
Total U.S. Territories		22,875,241
Total Municipal Bonds (Cost $350,504,281) 97.2%		365,307,479
Other Assets, less Liabilities 2.8%		10,665,464
Net Assets 100.0%		$375,972,943

See Abbreviations on page 155.
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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.67	$12.36	$12.23	$11.52	$11.97
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.43	0.50	0.51
Net realized and unrealized gains (losses)	0.36	(0.70)	0.13	0.71	(0.43)
Total from investment operations	0.80	(0.24)	0.56	1.21	0.08
Less distributions from:
Net investment income	(0.45)	(0.45)	(0.43)	(0.50)	(0.51)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.45)	(0.45)	(0.43)	(0.50)	(0.53)
Net asset value, end of year	$12.02	$11.67	$12.36	$12.23	$11.52

Total return[d]	6.96%	(1.90)%	4.61%	10.67%	0.62%

Ratios to average net assets
Expenses	0.65%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.73%	3.91%	3.53%	4.17%	4.27%

Supplemental data
Net assets, end of year (000’s)	$953,732	$951,409	$1,257,112	$1,241,960	$1,204,877
Portfolio turnover rate	12.80%	9.37%	16.87%	0.92%	10.74%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 89

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.83	$12.52	$12.39	$11.66	$12.11
Income from investment operations[b]:
Net investment income[c]	0.38	0.40	0.37	0.44	0.45
Net realized and unrealized gains (losses)	0.37	(0.71)	0.12	0.72	(0.44)
Total from investment operations	0.75	(0.31)	0.49	1.16	0.01
Less distributions from:
Net investment income	(0.38)	(0.38)	(0.36)	(0.43)	(0.44)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.38)	(0.38)	(0.36)	(0.43)	(0.46)
Net asset value, end of year	$12.20	$11.83	$12.52	$12.39	$11.66

Total return[d]	6.45%	(2.42)%	3.97%	10.13%	0.04%

Ratios to average net assets
Expenses	1.20%	1.18%	1.18%	1.18%	1.18%
Net investment income	3.18%	3.36%	2.98%	3.62%	3.72%

Supplemental data
Net assets, end of year (000’s)	$148,898	$148,136	$212,347	$192,719	$180,024
Portfolio turnover rate	12.80%	9.37%	16.87%	0.92%	10.74%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

90 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.70	$12.39	$12.26	$11.54	$11.99
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.45	0.51	0.52
Net realized and unrealized gains (losses)	0.36	(0.70)	0.12	0.72	(0.43)
Total from investment operations	0.82	(0.23)	0.57	1.23	0.09
Less distributions from:
Net investment income	(0.46)	(0.46)	(0.44)	(0.51)	(0.52)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.46)	(0.46)	(0.44)	(0.51)	(0.54)
Net asset value, end of year	$12.06	$11.70	$12.39	$12.26	$11.54

Total return	7.13%	(1.80)%	4.70%	10.85%	0.72%

Ratios to average net assets
Expenses	0.55%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.83%	4.01%	3.63%	4.27%	4.37%

Supplemental data
Net assets, end of year (000’s)	$36,020	$26,577	$20,317	$17,451	$7,567
Portfolio turnover rate	12.80%	9.37%	16.87%	0.92%	10.74%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 91

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Michigan Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 90.7%
Michigan 86.3%
Allendale Public School District GO, School Building and Site, Series A, AGMC Insured, 5.00%,
5/01/37	$11,810,000	$12,789,522
[a]Ann Arbor School District GO, Refunding, 5.00%,
5/01/26	750,000	902,280
5/01/28	1,000,000	1,182,650
5/01/29	1,235,000	1,454,645
Battle Creek School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,000,000	4,310,360
5/01/34	10,165,000	10,919,853
Bay City School District GO, Counties of Bay and Saginaw, State of Michigan, School Building and
Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	6,000,000	6,330,120
Caledonia Community Schools GO, Counties of Kent, Allegan and Barry,
Refunding, 5.00%, 5/01/24	1,000,000	1,216,260
Refunding, 5.00%, 5/01/25	1,000,000	1,226,040
Refunding, 5.00%, 5/01/26	1,000,000	1,223,520
School Building and Site, NATL Insured, 5.00%, 5/01/26	3,665,000	3,982,975
Central Michigan University Revenue, General,
AMBAC Insured, Pre-Refunded, 5.00%, 10/01/34	8,905,000	9,152,114
Refunding, 5.00%, 10/01/30	1,910,000	2,236,247
Refunding, 5.00%, 10/01/31	1,055,000	1,229,455
Refunding, 5.00%, 10/01/34	1,600,000	1,850,160
Refunding, 5.00%, 10/01/39	2,000,000	2,296,620
Chippewa Valley Schools GO, Refunding, 5.00%,
5/01/28	6,075,000	6,943,543
5/01/29	6,425,000	7,358,552
5/01/30	6,420,000	7,327,852
5/01/31	3,000,000	3,412,620
5/01/32	6,590,000	7,476,025
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured,
6.00%, 5/01/29	10,000,000	12,027,400
Detroit GO, Distributable State Aid,
5.00%, 11/01/30	5,000,000	5,405,750
5.25%, 11/01/35	5,000,000	5,472,250
Detroit Sewage Disposal System Revenue, second lien, Series A, NATL Insured, 5.125%, 7/01/33	18,790,000	18,979,779
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,400,150
Detroit Water Supply System Revenue,
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	20,000,000	20,353,000
second lien, Series B, NATL Insured, 5.00%, 7/01/34	8,875,000	8,917,689
senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35	17,500,000	19,060,825
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	25,725,000	26,205,800
Fraser Public School District GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%,
5/01/30	8,520,000	8,585,945
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,600,483
Grand Rapids Sanitary Sewer System Revenue,
Improvement, Refunding, 5.00%, 1/01/26	1,000,000	1,218,970
Improvement, Refunding, 5.00%, 1/01/28	1,560,000	1,861,626
Improvement, Refunding, 5.00%, 1/01/29	1,000,000	1,186,400
Improvement, Refunding, 5.00%, 1/01/31	2,095,000	2,469,251
Improvement, Refunding, 5.00%, 1/01/32	1,175,000	1,380,860
Improvement, Refunding, 5.00%, 1/01/33	1,125,000	1,318,253

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Grand Rapids Sanitary Sewer System Revenue, (continued)
Improvement, Refunding, 5.00%, 1/01/34	$1,000,000	$1,169,230
Improvement, Refunding, 5.00%, 1/01/35	1,500,000	1,746,195
Improvement, Refunding, 5.00%, 1/01/39	880,000	1,015,538
Improvement, Refunding, 5.00%, 1/01/44	2,000,000	2,294,680
NATL Insured, Pre-Refunded, 5.00%, 1/01/30	4,900,000	4,976,832
Grand Rapids Water Supply System Revenue, Assured Guaranty, 5.10%, 1/01/39	3,000,000	3,358,380
Grand Traverse County Hospital Finance Authority Revenue, Munson Healthcare Obligated Group,
Series A, 5.00%,
7/01/44	2,000,000	2,223,380
7/01/47	2,500,000	2,768,775
Grand Valley State University Revenue, General,
Pre-Refunded, 5.75%, 12/01/34	1,500,000	1,638,300
Refunding, Series A, AGMC Insured, 5.00%, 12/01/28	17,165,000	19,018,305
Refunding, Series A, AGMC Insured, 5.00%, 12/01/33	8,570,000	9,421,001
HealthSource Saginaw Inc. Saginaw County GO, NATL Insured, Pre-Refunded, 5.00%, 5/01/29	4,145,000	4,177,082
Holly Area School District GO, Refunding, 5.00%,
5/01/30	1,045,000	1,191,478
5/01/32	1,040,000	1,179,599
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding,
Series C, Assured Guaranty, 5.00%, 6/01/26	10,000,000	11,421,300
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
Refunding,
Assured Guaranty, 5.25%, 5/15/36	10,000,000	11,182,100
Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,750,330
L’Anse Creuse Public Schools GO,
Refunding, 5.00%, 5/01/28	5,230,000	6,154,926
Refunding, 5.00%, 5/01/30	5,560,000	6,474,342
Refunding, 5.00%, 5/01/32	5,890,000	6,808,546
Refunding, 5.00%, 5/01/34	6,220,000	7,143,483
Refunding, 5.00%, 5/01/35	2,840,000	3,251,062
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/35	10,000,000	10,077,400
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,938,300
Lansing Community College GO, College Building and Site, Refunding, 5.00%, 5/01/32	3,000,000	3,523,050
Lapeer Community Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/33	4,400,000	4,830,320
5/01/37	4,325,000	4,725,668
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated
Group, Refunding, Series B, 6.00%, 11/15/35	5,000,000	6,145,500
Livonia Public Schools School District GO, School Building and Site, Series I, AGMC Insured, 5.00%,
5/01/36	5,725,000	6,291,260
5/01/38	6,000,000	6,593,460
5/01/43	16,850,000	18,392,112
Mason County CSD, GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%,
5/01/25	1,050,000	1,259,139
5/01/26	1,100,000	1,307,284
[a]Meridian Public School District GO, Refunding, 5.00%,
5/01/25	500,000	601,745
5/01/27	735,000	868,902
5/01/29	775,000	902,937
5/01/31	1,130,000	1,305,952

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	$15,000,000	$17,393,550
Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33	4,450,000	4,576,781
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,648,650
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,350,280
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,661,550
Facilities Program, Refunding, Series II, AMBAC Insured, 5.00%, 10/15/33	21,000,000	21,598,290
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/31	15,530,000	16,524,386
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/32	10,000,000	10,632,000
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	1,000,000	1,060,050
Michigan State Comprehensive Transportation Revenue, Refunding, AGMC Insured, 5.00%,
5/15/26	4,740,000	4,995,439
5/15/31	8,000,000	8,405,360
Michigan State Finance Authority Revenue,
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,412,920
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,710,909
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	11,255,325
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	13,310,040
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,729,840
State Revolving Fund, Clean Water, 5.00%, 10/01/28	3,000,000	3,564,690
State Revolving Fund, Clean Water, 5.00%, 10/01/29	3,000,000	3,555,510
State Revolving Fund, Clean Water, 5.00%, 10/01/32	2,000,000	2,350,600
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	1,810,000	1,928,519
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	10,000,000	10,868,900
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31	8,500,000	9,238,565
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,651,480
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	12,465,000	12,503,268
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,415,389
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,657,866
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	3,028,588
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,506,748
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	6,013,000
St. John Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17	11,145,000	11,182,670
Trinity Health Credit Group, Refunding, Series A, 6.50%, 12/01/33	25,000,000	29,371,250
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,703,600
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/27	10,000,000	11,032,900
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding, Series ET,
Sub Series ET-2, 5.50%, 8/01/29	10,000,000	10,604,400
Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB,
AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,795,360
Michigan State University Revenue, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	16,510,833
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,357,660
Oakland University Board of Trustees Revenue, General, Refunding, 5.00%,
3/01/27	1,000,000	1,184,280
3/01/30	1,010,000	1,171,610
3/01/31	1,260,000	1,456,232

94 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Oakland University Board of Trustees Revenue, General, Refunding, 5.00%, (continued)
3/01/32	$1,000,000	$1,151,490
3/01/33	1,285,000	1,478,572
3/01/34	1,000,000	1,148,950
3/01/39	3,000,000	3,389,010
Rockford Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/33	5,000,000	5,541,000
Roseville School District GO, Refunding, 5.00%,
5/01/25	1,000,000	1,202,130
5/01/26	1,400,000	1,667,904
5/01/27	1,370,000	1,616,230
5/01/28	3,040,000	3,554,368
5/01/29	3,300,000	3,836,415
5/01/30	1,620,000	1,875,701
5/01/31	1,585,000	1,829,217
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated Group,
Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,888,915
Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,880,850
Refunding, Series D, 5.00%, 9/01/39	17,500,000	19,524,225
Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	12,516,900
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/38	10,555,000	11,539,570
Saginaw Valley State University Revenue, General, Refunding, AGMC Insured, 5.00%, 7/01/28	7,050,000	7,830,294
South Redford School District GO, School Building and Site, NATL Insured, Pre-Refunded, 5.00%,
5/01/30	3,500,000	3,527,090
Southfield Library Building Authority GO, Refunding, NATL Insured, 5.00%, 5/01/30	6,535,000	6,585,581
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29	9,040,000	9,695,490
Sturgis Public School District GO, Refunding, NATL Insured, 5.00%, 5/01/30	4,715,000	4,751,494
Trenton Public Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,575,000	5,040,232
5/01/38	8,150,000	8,902,326
[a]Troy City School District GO, Refunding, 5.00%,
5/01/23	635,000	766,051
5/01/25	1,000,000	1,223,020
5/01/26	1,230,000	1,490,785
Warren Consolidated School District GO, School Building and Site, 5.00%, 5/01/32	2,500,000	2,878,925
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Refunding,
NATL Insured, 5.00%,
12/01/27	9,910,000	10,942,325
12/01/28	10,170,000	11,211,916
Wayne State University Revenue, General, Refunding,
AGMC Insured, 5.00%, 11/15/28	23,550,000	26,166,169
AGMC Insured, 5.00%, 11/15/35	22,435,000	24,975,539
Series A, 5.00%, 11/15/31	1,860,000	2,120,493
Series A, 5.00%, 11/15/33	1,500,000	1,699,425
Western Michigan University Revenue, General, AGMC Insured, 5.00%,
11/15/28	5,500,000	6,085,915
11/15/32	6,410,000	7,048,564
Zeeland Public Schools GO, Refunding, NATL Insured, 5.00%, 5/01/25	3,350,000	3,375,929
		982,272,035

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Annual Report

| 95

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 4.4%
Puerto Rico 4.4%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	$9,000,000	$5,883,840
Series A, 6.375%, 8/01/39	10,000,000	7,212,600
Series A, 6.00%, 8/01/42	25,000,000	17,531,750
Series C, 5.50%, 8/01/40	15,000,000	9,956,400
Series C, 5.25%, 8/01/41	15,000,000	9,777,300
		50,361,890
Total Municipal Bonds (Cost $993,494,168) 90.7%		1,032,633,925
Other Assets, less Liabilities 9.3%		106,016,535
Net Assets 100.0%		$1,138,650,460

See Abbreviations on page 155.

aSecurity purchased on a when-issued basis. See Note 1(b).

96 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.39	$12.98	$12.80	$11.92	$12.20
Income from investment operations[b]:
Net investment income[c]	0.41	0.41	0.42	0.46	0.46
Net realized and unrealized gains (losses)	0.30	(0.60)	0.18	0.88	(0.28)
Total from investment operations	0.71	(0.19)	0.60	1.34	0.18
Less distributions from net investment income	(0.41)	(0.40)	(0.42)	(0.46)	(0.46)
Net asset value, end of year	$12.69	$12.39	$12.98	$12.80	$11.92

Total return[d]	5.78%	(1.45)%	4.77%	11.44%	1.49%

Ratios to average net assets
Expenses	0.65%	0.64%	0.64%	0.65%	0.65%
Net investment income	3.23%	3.27%	3.27%	3.71%	3.80%

Supplemental data
Net assets, end of year (000’s)	$719,848	$717,104	$904,813	$819,782	$754,018
Portfolio turnover rate	6.53%	6.93%	6.99%	5.32%	14.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.51	$13.10	$12.92	$12.02	$12.30
Income from investment operations[b]:
Net investment income[c]	0.34	0.34	0.36	0.39	0.40
Net realized and unrealized gains (losses)	0.31	(0.60)	0.17	0.90	(0.29)
Total from investment operations	0.65	(0.26)	0.53	1.29	0.11
Less distributions from net investment income	(0.34)	(0.33)	(0.35)	(0.39)	(0.39)
Net asset value, end of year	$12.82	$12.51	$13.10	$12.92	$12.02

Total return[d]	5.23%	(1.97)%	4.15%	10.82%	0.99%

Ratios to average net assets
Expenses	1.20%	1.19%	1.19%	1.20%	1.20%
Net investment income	2.68%	2.72%	2.72%	3.16%	3.25%

Supplemental data
Net assets, end of year (000’s)	$211,768	$205,745	$270,570	$224,498	$195,123
Portfolio turnover rate	6.53%	6.93%	6.99%	5.32%	14.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.40	$12.99	$12.81	$11.92	$12.20
Income from investment operations[b]:
Net investment income[c]	0.42	0.42	0.44	0.47	0.48
Net realized and unrealized gains (losses)	0.30	(0.60)	0.18	0.89	(0.29)
Total from investment operations	0.72	(0.18)	0.62	1.36	0.19
Less distributions from net investment income	(0.42)	(0.41)	(0.44)	(0.47)	(0.47)
Net asset value, end of year	$12.70	$12.40	$12.99	$12.81	$11.92

Total return	5.88%	(1.35)%	4.88%	11.63%	1.59%

Ratios to average net assets
Expenses	0.55%	0.54%	0.54%	0.55%	0.55%
Net investment income	3.33%	3.37%	3.37%	3.81%	3.90%

Supplemental data
Net assets, end of year (000’s)	$123,174	$98,382	$49,398	$38,461	$10,854
Portfolio turnover rate	6.53%	6.93%	6.99%	5.32%	14.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 99

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Minnesota Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 97.4%
Minnesota 97.4%
Alexandria ISD No. 206 GO, School Building, Minnesota School District Credit Enhancement Program,
Series A, 5.00%, 2/01/37	$11,700,000	$13,303,953
Anoka County Regional Railroad Authority GO, Series A, XLCA Insured, 4.50%, 2/01/32	11,125,000	11,728,865
Anoka-Hennepin ISD No. 11 GO, Anoka and Hennepin Counties, School Building, Minnesota School
District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,865,904
Bemidji GO, Sales Tax Revenue, Refunding, 5.25%, 2/01/38	12,055,000	13,631,674
Big Lake ISD No. 727 GO, Refunding, Series B, 5.00%,
2/01/23	2,990,000	3,604,565
2/01/24	3,000,000	3,601,530
2/01/25	1,225,000	1,464,488
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%, 12/01/24	1,055,000	1,148,600
Brainerd ISD No. 181 GO, School Building, Refunding, Series A, 4.00%,
2/01/19	5,025,000	5,570,765
2/01/20	5,025,000	5,621,869
Burnsville ISD No. 191 GO, Alternative Facilities, Series A, 3.00%,
2/01/29	1,570,000	1,550,595
2/01/30	2,880,000	2,825,510
Cambridge ISD No. 911 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 3.00%,
2/01/27	3,410,000	3,535,079
2/01/30	5,585,000	5,693,405
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41	1,600,000	1,714,352
Central Municipal Power Agency Revenue, Brookings, South East Twin Cities Transmission Project,
5.00%,
1/01/32	1,150,000	1,279,686
1/01/42	1,615,000	1,772,172
Chaska ISD No. 112 GO,
Alternative Facilities, Minnesota School District Credit Enhancement Program, Refunding, Series A,
5.00%, 2/01/20	4,135,000	4,832,244
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/20	4,475,000	5,018,220
School Building, Series A, NATL Insured, 4.50%, 2/01/28	15,000,000	16,057,800
Chisago County GO, Capital Improvement, Series A, NATL Insured, Pre-Refunded, 4.75%, 2/01/26	2,415,000	2,514,884
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement
Program, Capital Appreciation, Series A, zero cpn.,
2/01/32	1,450,000	790,134
2/01/34	1,600,000	791,808
2/01/35	350,000	165,074
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
5.125%, 1/01/35	2,625,000	2,861,775
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	1,120,000	1,211,347
Duluth ISD No. 709 COP, Full Term Certificates, Series B,
4.75%, 2/01/25	8,445,000	9,469,294
AGMC Insured, 5.00%, 2/01/28	18,890,000	21,077,840
Edina ISD No. 273 GO, Alternative Facilities, Series A,
2.375%, 2/01/25	2,445,000	2,490,355
2.50%, 2/01/26	3,000,000	3,024,660
Elk River ISD No. 728 GO, School Building,
Minnesota School District Credit Enhancement Program, Refunding, Series A, AGMC Insured,
4.25%, 2/01/23	3,000,000	3,202,710

100 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Elk River ISD No. 728 GO, School Building, (continued)
Minnesota School District Credit Enhancement Program, Refunding, Series A, AGMC Insured,
4.25%, 2/01/24	$5,265,000	$5,616,597
Series A, 4.00%, 2/01/32	6,130,000	6,571,237
Ely Housing and RDAR, Housing Development, Series A, XLCA Insured, 4.50%, 11/01/41	1,530,000	1,600,502
Farmington ISD No. 192 GO, School Building,
Refunding, Series A, AGMC Insured, 4.50%, 2/01/24	5,015,000	5,183,504
Series B, AGMC Insured, 4.75%, 2/01/27	16,075,000	16,636,500
Fergus Falls ISD No. 544 GO, School Building, Minnesota School District Credit Enhancement
Program, Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,850,240
Fridley ISD No. 014 GO, Fridley Public Schools, Alternative Facilities, Series A, AGMC Insured,
4.375%, 2/01/27	1,040,000	1,097,845
Hennepin County Regional Railroad Authority GO, Refunding, Series A, 4.00%,
12/01/27	2,475,000	2,703,665
12/01/28	1,590,000	1,730,874
Hennepin County Sales Tax Revenue,
first lien, Ballpark Project, Series A, 4.75%, 12/15/37	25,000,000	27,118,500
second lien, Ballpark Project, Series B, 5.00%, 12/15/17	1,740,000	1,925,815
second lien, Ballpark Project, Series B, 5.00%, 12/15/21	5,000,000	5,601,250
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	2,973,240
Jordan ISD No. 717 GO, School Building, Series A, 5.00%,
2/01/31	1,460,000	1,705,572
2/01/32	2,000,000	2,327,100
2/01/33	1,700,000	1,971,473
2/01/34	1,805,000	2,079,378
2/01/35	1,000,000	1,150,480
Lakeville GO, Refunding, Series B,
4.00%, 2/01/21	1,000,000	1,129,960
3.00%, 2/01/30	4,690,000	4,795,900
Lakeville ISD No. 194 GO,
Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,683,710
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16	5,405,000	5,637,253
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17	5,750,000	6,233,920
School Building, Refunding, Series D, 4.25%, 2/01/24	7,000,000	7,345,590
Maple Grove GO, Improvement, Refunding, Series A, 4.00%,
2/01/21	2,100,000	2,391,942
2/01/22	2,470,000	2,823,210
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B, 4.50%,
12/01/26	5,000,000	5,152,000
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and
Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,107,220
Minneapolis GO, Various Purpose, Refunding, 4.00%, 12/01/25	3,500,000	3,697,680
Minneapolis Health Care System Revenue, Fairview Health Services,
Series B, Assured Guaranty, 6.50%, 11/15/38	35,000,000	40,761,700
Series D, AMBAC Insured, 5.00%, 11/15/34	12,645,000	12,956,826
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue,
senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	10,507,254
senior bond, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/20	5,400,000	5,819,256
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/23	14,800,000	15,968,756
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26	10,000,000	10,787,800
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,481,963

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, (continued)
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/27	$1,500,000	$1,762,695
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,613,105
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/30	14,600,000	15,989,190
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%,
2/15/37	20,600,000	21,801,186
Health Care System, Fairview Hospital and Healthcare Services, Refunding, Series A,
NATL Insured, 5.75%, 11/15/26	365,000	366,197
Minnesota Public Facilities Authority State Revenue, Revolving Fund,
Refunding, Series A, 5.00%, 3/01/24	17,010,000	21,174,558
Series C, 5.00%, 3/01/26	16,530,000	19,363,242
Minnesota State 911 Revenue, Public Safety Radio Communication System Project,
Assured Guaranty,
4.50%, 6/01/22	1,000,000	1,128,530
4.50%, 6/01/24	3,745,000	4,209,904
5.00%, 6/01/24	3,000,000	3,372,570
Minnesota State Colleges and Universities Revenue, Board of Trustees, Fund,
Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,711,458
Series A, 4.00%, 10/01/24	1,535,000	1,717,696
Series A, 5.00%, 10/01/28	2,135,000	2,480,614
Series A, 4.625%, 10/01/29	6,615,000	7,407,345
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/22	1,745,000	1,793,424
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/23	1,825,000	1,875,644
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/24	1,900,000	1,952,725
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/25	1,155,000	1,187,051
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/26	1,715,000	1,762,591
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/32	5,540,000	5,693,735
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	4,115,000	4,742,496
Minnesota State General Fund Revenue, Appropriation,
Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,396,160
Refunding, Series A, 3.00%, 3/01/30	2,000,000	1,959,680
Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,849,173
Series A, 5.00%, 6/01/32	7,000,000	8,131,690
Series A, 5.00%, 6/01/38	8,500,000	9,626,590
Minnesota State GO,
Highway and Various Purpose, 5.00%, 8/01/23	2,935,000	3,228,441
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,100,230
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	10,992,200
Highway and Various Purpose, Pre-Refunded, 5.00%, 8/01/23	65,000	71,794
NATL Insured, Pre-Refunded, 5.00%, 6/01/26	8,350,000	8,841,397
NATL Insured, Pre-Refunded, 5.00%, 6/01/26	1,650,000	1,746,030
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	17,212,950
Various Purpose, Refunding, Series H, 5.00%, 11/01/27	2,500,000	2,910,600
Various Purpose, Series A, 4.25%, 12/01/27	5,000,000	5,592,900
Various Purpose, Series A, 4.50%, 12/01/28	15,540,000	17,483,588
Minnesota State HFA Homeownership Finance Revenue, MBS Program,
Series E, GNMA Secured, 4.45%, 7/01/31	4,025,000	4,277,689
Series G, GNMA Secured, 4.00%, 7/01/26	1,995,000	2,150,470
Series G, GNMA Secured, 4.40%, 7/01/32	3,305,000	3,615,472

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	$3,675,000	$3,949,816
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,593,994
Residential Housing Finance, Series E, 4.90%, 7/01/29	8,505,000	8,936,799
Residential Housing Finance, Series E, 5.10%, 1/01/40	8,125,000	8,505,900
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, 5.00%, 3/01/40	4,000,000	4,481,040
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,718,650
University of St. Thomas, Series 6-X, 5.00%, 4/01/29	2,250,000	2,423,228
University of St. Thomas, Series 6-X, 5.25%, 4/01/39	10,000,000	10,763,200
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	6,216,848
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,956,598
Minnesota State Municipal Power Agency Electric Revenue,
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,347,870
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,274,544
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,058,730
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,151,870
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,154,946
Series A, 5.25%, 10/01/35	12,000,000	13,794,720
Minnesota State Public Facilities Authority Clean Water Revenue,
Series A, Pre-Refunded, 5.00%, 3/01/24	6,900,000	7,526,106
Series B, 4.75%, 3/01/27	5,000,000	5,369,850
New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32	5,110,000	5,477,205
New Prague ISD No. 721 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 4.00%,
2/01/22	3,090,000	3,510,209
2/01/23	3,045,000	3,451,721
2/01/24	3,245,000	3,662,826
2/01/25	3,300,000	3,703,194
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,658,495
Series A, 5.00%, 1/01/30	1,190,000	1,341,570
Series A, AMBAC Insured, 5.00%, 1/01/26	2,000,000	2,197,540
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,837,445
Ramsey GO, Capital Improvement Plan, Refunding, Series A,
3.00%, 12/15/28	1,105,000	1,119,895
3.375%, 12/15/31	1,215,000	1,254,803
Rochester Electricity Utility Revenue, Series B, 5.00%, 12/01/43	1,000,000	1,148,600
Rochester Health Care Facilities Revenue, Mayo Clinic,
Mandatory Put 11/15/21, Series C, 4.50%, 11/15/38	15,485,000	18,111,411
Series D, 5.00%, 11/15/38	5,000,000	5,569,350
Series E, 5.00%, 11/15/38	20,000,000	22,277,400
Rosemount ISD No. 196 GO, School Building, Refunding, Series C, 4.00%,
2/01/21	1,365,000	1,546,504
2/01/22	2,380,000	2,702,109
Sauk Rapids ISD No. 047 GO, School Building, Refunding, Series A, AGMC Insured,
5.00%, 2/01/22	2,200,000	2,291,234
4.50%, 2/01/25	2,175,000	2,248,689
Scott County GO, Capital Improvement Plan, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	6,220,496
Shakopee ISD No. 720 GO, School Building, Crossover, Refunding, 4.00%, 2/01/26	1,600,000	1,765,184

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| 103

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	$5,875,000	$5,569,735
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	12,878,656
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,278,040
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	3,879,383
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	4,523,706
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	15,431,454
Refunding, Series A, 5.00%, 1/01/21	1,000,000	1,139,220
Refunding, Series A, 5.00%, 1/01/22	2,060,000	2,343,477
Refunding, Series A, 5.50%, 1/01/24	1,000,000	1,152,160
Refunding, Series A, 5.25%, 1/01/30	2,000,000	2,257,840
Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18	565,000	577,447
Spring Lake Park ISD No. 16 GO, School Building, Series A, AGMC Insured, 5.00%, 2/01/29	4,025,000	4,176,179
St. Cloud Health Care Revenue, CentraCare Health System Project,
Series A, 5.125%, 5/01/30	10,000,000	11,376,800
Series D, Assured Guaranty, 5.375%, 5/01/31	1,000,000	1,130,150
Series D, Assured Guaranty, 5.50%, 5/01/39	27,400,000	31,125,304
St. Michael ISD No. 885 GO,
Refunding, Series A, 4.25%, 2/01/32	10,295,000	11,314,720
School Building, Refunding, Series A, AGMC Insured, 5.00%, 2/01/24	2,735,000	2,786,144
School Building, Series A, AGMC Insured, Pre-Refunded, 4.75%, 2/01/29	5,000,000	5,206,800
St. Paul Housing and RDA Health Care System Revenue, Allina Health System,
Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,768,600
Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,518,150
St. Paul ISD No. 625 GO, School Building, Minnesota School District Credit Enhancement Program,
Refunding, Series B, 5.00%, 2/01/24	2,925,000	3,549,546
Series A, 3.00%, 2/01/30	1,385,000	1,383,324
Series A, 3.00%, 2/01/31	1,195,000	1,190,483
Series A, AGMC Insured, 5.00%, 2/01/24	1,615,000	1,744,152
Series A, AGMC Insured, 5.00%, 2/01/25	1,675,000	1,808,950
Series A, AGMC Insured, 5.00%, 2/01/26	1,745,000	1,884,548
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	1,000,000	1,152,990
Series G, 5.00%, 11/01/32	1,000,000	1,149,390
sub. bond, Series A, XLCA Insured, 5.00%, 11/01/30	7,360,000	8,065,088
University of Minnesota Regents GO,
Series A, 4.00%, 2/01/26	2,425,000	2,714,060
Series A, 5.25%, 4/01/29	1,000,000	1,153,690
Series A, 5.125%, 4/01/34	1,000,000	1,136,390
Series B, 5.00%, 1/01/38	4,500,000	5,215,770
University of Minnesota Regents Revenue, State Supported Biomedical Science Research Facilities
Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,650,450
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	3,000,000	3,304,860
Watertown ISD No. 111 GO, School Building, Series A, AGMC Insured, 5.00%, 2/01/24	2,725,000	2,775,522
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	6,021,150
Refunding, Series A, 5.00%, 1/01/25	3,370,000	4,028,768
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,398,060
Series A, 5.00%, 1/01/40	8,075,000	9,264,770
Series A, 5.00%, 1/01/46	11,870,000	13,589,251
Series A, AGMC Insured, 5.00%, 1/01/36	6,000,000	6,374,280

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A,
5.00%, 2/01/26	$1,325,000	$1,551,085
3.00%, 2/01/28	2,150,000	2,152,279
3.00%, 2/01/29	1,000,000	996,600
Total Municipal Bonds (Cost $951,781,762) 97.4%		1,026,849,889
Other Assets, less Liabilities 2.6%		27,939,555
Net Assets 100.0%		$1,054,789,444

See Abbreviations on page 155.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	105

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.44	$13.12	$12.96	$11.99	$12.50
Income from investment operations[b]:
Net investment income[c]	0.46	0.48	0.48	0.51	0.51
Net realized and unrealized gains (losses)	0.49	(0.71)	0.15	0.97	(0.51)
Total from investment operations	0.95	(0.23)	0.63	1.48	—
Less distributions from net investment income	(0.48)	(0.45)	(0.47)	(0.51)	(0.51)
Net asset value, end of year	$12.91	$12.44	$13.12	$12.96	$11.99

Total return[d]	7.76%	(1.69)%	4.96%	12.61%	(0.06)%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.65%	3.86%	3.69%	4.07%	4.08%

Supplemental data
Net assets, end of year (000’s)	$1,160,630	$1,144,885	$1,445,535	$1,305,046	$1,227,868
Portfolio turnover rate	13.88%	8.78%	9.69%	10.70%	18.67%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

106 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.58	$13.27	$13.10	$12.11	$12.62
Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.42	0.44	0.44
Net realized and unrealized gains (losses)	0.50	(0.73)	0.15	0.99	(0.51)
Total from investment operations	0.90	(0.31)	0.57	1.43	(0.07)
Less distributions from net investment income	(0.41)	(0.38)	(0.40)	(0.44)	(0.44)
Net asset value, end of year	$13.07	$12.58	$13.27	$13.10	$12.11

Total return[d]	7.25%	(2.28)%	4.41%	12.05%	(0.63)%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income	3.10%	3.31%	3.14%	3.52%	3.53%

Supplemental data
Net assets, end of year (000’s)	$312,055	$301,447	$416,262	$346,117	$309,921
Portfolio turnover rate	13.88%	8.78%	9.69%	10.70%	18.67%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.44	$13.12	$12.96	$11.99	$12.50
Income from investment operations[b]:
Net investment income[c]	0.48	0.49	0.50	0.52	0.52
Net realized and unrealized gains (losses)	0.49	(0.71)	0.15	0.97	(0.51)
Total from investment operations	0.97	(0.22)	0.65	1.49	0.01
Less distributions from net investment income	(0.49)	(0.46)	(0.49)	(0.52)	(0.52)
Net asset value, end of year	$12.92	$12.44	$13.12	$12.96	$11.99

Total return	7.95%	(1.59)%	5.07%	12.72%	0.04%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.75%	3.96%	3.79%	4.17%	4.18%

Supplemental data
Net assets, end of year (000’s)	$73,386	$37,153	$45,364	$36,127	$18,878
Portfolio turnover rate	13.88%	8.78%	9.69%	10.70%	18.67%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

108 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Ohio Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 98.5%
Ohio 98.5%
Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Refunding,
Series A, 5.25%, 6/01/38	$15,000,000	$17,077,350
Series B, 5.25%, 9/01/27	7,570,000	8,873,630
American Municipal Power-Ohio Inc. Revenue,
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,805,050
Prairie State Energy Campus Project, Refunding, Series A, Assured Guaranty, 5.25%, 2/15/33	1,725,000	1,891,411
Prairie State Energy Campus Project, Series A, Assured Guaranty, Pre-Refunded, 5.25%,
2/15/33	28,275,000	31,879,497
Prairie State Energy, Refunding, Series A, BHAC Insured, 5.00%, 2/15/38	1,275,000	1,381,259
Prairie State Energy, Series A, BHAC Insured, Pre-Refunded, 5.00%, 2/15/38	20,725,000	23,216,559
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%,
11/01/49	6,685,000	6,712,943
Bath Local School District GO, School Improvement, AGMC Insured,
4.00%, 12/01/44	1,295,000	1,338,577
5.00%, 12/01/49	5,380,000	5,770,158
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,097,020
Bowling Green MFHR, The Bowling Green Village Apartments, Series A, GNMA Secured, 5.40%,
9/20/36	2,760,000	2,762,622
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%,
1/15/36	1,300,000	1,423,851
Brooklyn City School District GO, School Improvement,
AGMC Insured, 5.25%, 12/01/43	3,000,000	3,388,890
Refunding, AGMC Insured, 5.50%, 12/01/49	7,780,000	8,531,704
Butler County GO, Various Purpose, Refunding, NATL Insured, 5.00%, 12/01/26	2,130,000	2,294,053
Butler County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project,
6.375%, 4/01/36	5,000,000	6,066,750
5.625%, 4/01/41	5,000,000	5,738,800
Canal Winchester Local School District GO, Capital Appreciation, NATL Insured, zero cpn.,
12/01/32	3,955,000	2,081,833
12/01/33	2,000,000	1,009,760
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,744,325
Refunding and Improvement, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,406,698
Chillicothe City School District GO, Capital Appreciation, School Improvement, Refunding,
NATL Insured, zero cpn.,
12/01/22	1,905,000	1,538,402
12/01/23	1,905,000	1,501,673
12/01/24	1,905,000	1,475,480
Cincinnati City School District COP, School Improvement Project, AGMC Insured, Pre-Refunded,
5.00%,
12/15/26	7,310,000	7,901,891
12/15/27	7,000,000	7,566,789
Cincinnati City School District GO, Classroom Facilities Construction and Improvement, Refunding,
NATL Insured, 5.25%,
12/01/27	14,900,000	18,825,405
12/01/28	8,180,000	10,334,939
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%,
12/01/18	2,000,000	2,279,600
12/01/19	5,925,000	6,900,136

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
City of Akron Income Tax Revenue, Community Learning Centers,
5.00%, 12/01/33	$4,250,000	$4,829,020
Series A, 4.50%, 12/01/33	10,000,000	10,925,100
City of Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured Guaranty,
5.00%, 3/01/34	1,000,000	1,110,080
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,359,820
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,671,105
Series C, AGMC Insured, 5.00%, 1/01/26	9,500,000	10,140,680
Series C, AGMC Insured, 5.00%, 1/01/31	11,250,000	11,924,550
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	30,738,841
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,391,710
Cleveland Municipal School District GO, School Improvement, Refunding, 5.00%,
12/01/25	3,600,000	4,166,640
12/01/27	1,000,000	1,140,170
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	3,427,400
Series B-1, NATL Insured, 5.00%, 11/15/28	2,000,000	2,201,200
Series B-1, NATL Insured, 5.00%, 11/15/38	10,000,000	10,859,600
Columbus GO, Various Purpose, Series A, 5.00%,
2/15/23	14,365,000	17,647,115
2/15/24	12,655,000	15,704,096
2/15/25	5,000,000	6,172,500
Columbus Metropolitan Library Special Obligation Revenue, Library Fund Facilities Notes, Series 1,
4.00%,
12/01/27	3,765,000	4,033,934
12/01/28	2,970,000	3,146,388
12/01/29	4,125,000	4,340,944
12/01/37	6,620,000	6,846,272
Columbus Sewer Revenue, System, Refunding, 4.00%, 6/01/31	15,000,000	16,166,400
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,509,200
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,637,858
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F,
5.00%, 12/01/27	15,000,000	17,340,900
Dayton City School District GO, Refunding, 5.00%, 11/01/30	5,000,000	6,136,200
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	22,302,000
Defiance City School District GO, Various Purpose, 5.00%, 12/01/46	6,635,000	7,385,352
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%,
12/01/49	6,000,000	7,010,400
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,437,720
Dublin City School District GO, Capital Appreciation, NATL Insured, zero cpn., 12/01/16	4,635,000	4,570,991
Edgewood City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%,
12/01/24	2,220,000	2,295,880
Fairborn City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%,
12/01/23	1,205,000	1,271,564
12/01/24	1,265,000	1,334,879
12/01/25	1,330,000	1,403,296
Franklin County Convention Facilities Authority Revenue,
Tax and Lease Revenue Anticipation, Refunding, AMBAC Insured, 5.00%, 12/01/24	7,255,000	7,494,125
Tax and Lease Revenue Anticipation, Refunding, 5.00%, 12/01/35	20,000,000	23,027,800

110 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

	Franklin Ohio Tax-Free Income Fund (continued)
		Principal
		Amount	Value
	Municipal Bonds (continued)
	Ohio (continued)
	Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, 5.25%,
	11/01/40	$15,000,000	$17,050,200
	Graham Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.00%,
	12/01/33	6,055,000	6,270,740
	Greene County Hospital Facility Revenue, Kettering Health Network Obligated Group Project, 5.50%,
	4/01/39	12,930,000	14,557,240
	Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,227,440
	Groveport-Madison Local School District GO, School Facilities Construction and Improvement, 5.00%,
	10/01/44	6,205,000	6,871,665
	Hamilton County Sales Tax Revenue,
	Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32	10,000,000	10,615,300
	sub. bond, Refunding, Series A, AGMC Insured, 5.00%, 12/01/32	35,080,000	37,269,694
	Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
	Improvement, Series B, NATL Insured, Pre-Refunded, 5.00%, 12/01/30	4,000,000	4,142,520
	Refunding, Series A, 5.00%, 12/01/27	6,875,000	8,352,644
	Hamilton County Student Housing Revenue, Stratford Heights Project, University of Cincinnati,
	Refunding, AGMC Insured,
	5.00%, 6/01/30	7,000,000	7,965,090
	4.75%, 6/01/39	7,000,000	7,398,160
	Hilliard School District GO, Capital Appreciation, School Construction, Refunding, NATL Insured,
	zero cpn.,
	12/01/19	2,190,000	1,999,361
	12/01/20	4,525,000	3,981,728
	Huber Heights City School District GO, School Improvement, Refunding, 5.00%,
	12/01/33	4,500,000	5,077,215
	12/01/36	5,000,000	5,610,150
	Huber Heights Water System Revenue, Refunding and Improvement, NATL Insured, Pre-Refunded,
	5.00%,
	12/01/27	3,205,000	3,319,194
	12/01/30	2,250,000	2,330,167
	Ironton City School District GO, NATL Insured, Pre-Refunded, 5.00%, 12/01/34	5,130,000	5,541,016
	Ironton Sewer Revenue, System Improvement, AGMC Insured, 5.25%, 12/01/40	2,500,000	2,821,250
	Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,527,467
	Kings Local School District GO, School Improvement, NATL Insured,
	5.00%, 12/01/33	4,635,000	5,078,245
Pre	-Refunded, 5.00%, 12/01/33	5,365,000	5,981,009
	Lakewood City School District GO,
	School Facilities Improvement, NATL Insured, Pre-Refunded, 5.00%, 12/01/30	9,170,000	10,236,104
	School Facilities Improvement, NATL Insured, Pre-Refunded, 4.50%, 12/01/34	6,000,000	6,616,260
	School Facilities Improvement, Refunding, Series A, 5.00%, 11/01/43	10,895,000	12,280,299
	School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31	1,000,000	1,072,440
	Lakota Local School District GO,
	Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,505,600
	Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,760,695
	School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/29	5,000,000	5,180,050
	Lancaster City School District GO, School Facilities Construction and Improvement, 5.00%,
	10/01/49	10,000,000	10,990,300
	Little Miami Local School District GO,
	Refunding, AGMC Insured, 4.50%, 12/01/34	14,255,000	14,971,029
	School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/34	4,000,000	4,316,840

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Lorain County GO, Sewer System Improvement, NATL Insured, 5.00%, 12/01/19	$1,400,000	$1,413,972
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	21,162,335
Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,722,880
Lucas County GO, Various Purpose, 4.50%, 10/01/35	10,685,000	11,525,268
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%,
12/01/32	9,605,000	12,607,715
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%,
12/01/36	3,500,000	3,748,640
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured,
ETM, 5.50%, 10/15/25	4,750,000	5,701,615
Maple Heights City School District GO, School Facilities Improvement,
5.00%, 1/15/37	8,265,000	8,781,976
Pre-Refunded, 5.00%, 1/15/37	1,735,000	1,878,988
Martins Ferry City School District GO, School Facilities Construction and Improvement, AGMC Insured,
Pre-Refunded, 5.00%, 12/01/32	3,610,000	3,652,093
Marysville Exempted Village School District COP, School Facilities Project, NATL Insured,
Pre-Refunded, 5.25%,
12/01/28	2,120,000	2,146,267
12/01/30	2,650,000	2,682,833
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	850,030
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	836,260
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/29	5,500,000	5,666,265
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, 4.25%, 12/01/27	1,170,000	1,243,406
Assured Guaranty, 4.75%, 12/01/47	5,000,000	5,221,700
first mortgage, NATL Insured, Pre-Refunded, 5.00%, 12/01/35	4,780,000	4,950,311
Refunding, Assured Guaranty, 4.75%, 12/01/46	14,205,000	14,664,674
Marysville Water System Mortgage Revenue, AMBAC Insured, 5.00%, 12/01/32	1,250,000	1,362,113
Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%, 12/01/31	5,725,000	6,361,276
Miami University Revenue, General Receipts, Refunding, 5.00%,
9/01/31	4,000,000	4,549,560
9/01/31	2,320,000	2,715,421
9/01/34	3,500,000	4,055,660
Middletown City School District GO, School Improvement, 5.25%,
12/01/40	2,625,000	3,038,070
12/01/48	5,000,000	5,723,500
Monroe Local School District GO, School Improvement, Refunding, AMBAC Insured, 4.50%,
12/01/29	3,115,000	3,201,067
Montgomery County Revenue, Catholic Health Initiatives,
Refunding, Series A, 5.50%, 5/01/34	12,500,000	14,204,875
Refunding, Series A, 5.00%, 5/01/39	10,000,000	10,780,100
Series C-1, AGMC Insured, 5.00%, 10/01/41	10,000,000	10,791,000
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%,
12/01/49	11,460,000	12,443,726
New Albany Community Authority Community Facilities Revenue, Refunding, Series C, 5.00%,
10/01/23	1,100,000	1,290,344
10/01/24	1,250,000	1,453,175
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,227,000

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Newark City School District GO, School Improvement, Series A, NATL Insured, Pre-Refunded, 5.00%,
12/01/33	$5,000,000	$5,178,150
Northeast Ohio Medical University General Receipts Revenue, 5.00%, 12/01/42	13,445,000	14,069,924
Northeast Ohio Regional Sewer District Revenue, Wastewater Improvement, Refunding, 5.00%,
11/15/32	5,500,000	6,490,385
Northmont City School District GO, School Improvement, Series A, 5.00%, 11/01/49	5,130,000	5,592,829
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured,
4.875%, 12/01/18	332,481	333,086
5.25%, 12/01/23	540,000	541,069
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,833,894
Ohio State Air Quality Development Authority Revenue,
Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	7,031,420
Pollution Control, Dayton Power and Light Co., Refunding, Series B, BHAC Insured, 4.80%,
1/01/34	23,000,000	23,211,140
Ohio State Building Authority Revenue, State Facilities, Adult Correction Building Fund Projects,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 4/01/24	5,390,000	5,409,781
Ohio State Higher Educational Facility Commission Revenue,
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,675,261
Higher Educational Facility, Xavier University Project, 5.00%, 5/01/40	14,500,000	15,941,300
Higher Educational Facility, Xavier University Project, Assured Guaranty, Pre-Refunded, 5.00%,
5/01/23	3,385,000	3,573,308
Higher Educational Facility, Xavier University Project, Assured Guaranty, Pre-Refunded, 5.00%,
5/01/24	2,000,000	2,111,260
Kenyon College Project, Refunding, 5.25%, 7/01/44	30,000,000	33,722,100
Summa Health System, 2010 Project, Refunding, Assured Guaranty, 5.25%, 11/15/40	21,805,000	24,461,067
Summa Health System, AGMC Insured, 5.75%, 11/15/40	4,500,000	5,294,835
University Hospital, BHAC Insured, 4.75%, 1/15/36	10,000,000	10,462,900
University Hospital, BHAC Insured, 4.75%, 1/15/46	25,000,000	25,777,250
University Hospital, BHAC Insured, 5.25%, 1/15/46	13,500,000	14,076,045
Ohio State Higher Educational Facility Revenue,
Case Western Reserve University Project, Refunding, NATL Insured, 5.00%, 12/01/44	7,500,000	7,920,150
Otterbein College Project, Assured Guaranty, 5.00%, 12/01/25	2,205,000	2,272,319
Otterbein College Project, Assured Guaranty, 5.00%, 12/01/35	3,225,000	3,310,301
Ohio State Turnpike Commission Revenue, Infrastructure Projects, junior lien, Series A-1, 5.25%,
2/15/33	4,200,000	4,863,726
Olentangy Local School District GO,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	1,745,000	1,846,559
Delaware and Franklin Counties, AGMC Insured, 4.50%, 12/01/33	10,000,000	10,520,100
Refunding, Series A, AGMC Insured, 4.50%, 12/01/32	11,300,000	11,914,494
School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
12/01/36	7,505,000	8,483,202
[a]Perrysburg Exempted Village School GO, 5.00%, 12/01/38	3,225,000	3,661,149
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%,
12/01/41	3,000,000	3,191,610
Princeton City School District GO,
Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,253,900
Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,158,380
Refunding, 5.00%, 12/01/39	12,000,000	13,762,560
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, 5.00%,
12/01/32	3,000,000	3,300,900

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty,
5.25%, 12/01/38	$15,000,000	$16,594,200
Shawnee State University Revenue, General Receipts, NATL Insured, 5.00%, 6/01/28	5,780,000	6,218,875
Sheffield Lake City School District GO, School Improvement, 5.00%, 12/01/37	9,635,000	10,542,810
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,408,000
Springboro Community City School District GO, Refunding, AGMC Insured, 5.25%,
12/01/27	5,175,000	6,425,073
12/01/28	2,000,000	2,495,920
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%,
12/01/43	3,760,000	4,184,391
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC Insured,
5.00%, 12/01/35	3,070,000	3,350,537
Pre-Refunded, 5.00%, 12/01/35	430,000	486,046
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	18,002,968
Summit County Port Authority Lease Revenue, The University of Akron Student Housing Project,
6.00%, 1/01/42	11,580,000	13,336,570
Switzerland of Local School District GO, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,735,235
Sylvania City School District GO, School Improvement, Assured Guaranty, 5.25%, 12/01/36	7,660,000	8,287,201
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,686,125
Toledo City School District GO, School Facilities Improvement,
5.375%, 12/01/35	4,565,000	5,165,206
Refunding, Series B, 5.00%, 12/01/32	7,830,000	8,921,737
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,832,750
Various Purpose Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/28	3,000,000	3,473,460
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%,
12/01/26	1,500,000	1,607,880
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	21,923,720
NATL Insured, 5.00%, 11/15/30	6,425,000	6,615,373
Series A, 4.00%, 11/15/36	9,125,000	9,461,165
University of Akron General Receipts Revenue,
Series A, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,424,250
Series B, AGMC Insured, 5.00%, 1/01/38	19,000,000	20,503,090
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,680,394
Series C, 5.00%, 6/01/39	6,255,000	7,117,564
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,837,040
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%,
6/01/30	10,000,000	10,427,300
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,715,255
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,218,018
Wheelersburg Local School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%,
12/01/32	1,400,000	1,416,324
Wright State University Revenue, General Receipts, Series A, 5.00%, 5/01/31	10,120,000	11,255,970
Wyoming City School District GO, School Improvement, 5.00%, 12/01/42	7,250,000	8,082,300

114 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding,
5.00%, 12/01/40	$7,285,000	$8,348,464
Youngstown State University General Receipts Revenue, Assured Guaranty,
5.25%, 12/15/29	4,000,000	4,564,200
5.50%, 12/15/33	4,225,000	4,845,441
Total Municipal Bonds (Cost $1,413,055,795) 98.5%		1,522,927,218
Other Assets, less Liabilities 1.5%		23,143,698
Net Assets 100.0%		$1,546,070,916

See Abbreviations on page 155.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.69	$12.58	$12.45	$11.48	$11.87
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.44	0.49	0.49
Net realized and unrealized gains (losses)	0.33	(0.91)	0.13	0.98	(0.37)
Total from investment operations	0.79	(0.45)	0.57	1.47	0.12
Less distributions from net investment income	(0.46)	(0.44)	(0.44)	(0.50)	(0.51)
Net asset value, end of year	$12.02	$11.69	$12.58	$12.45	$11.48

Total return[d]	6.88%	(3.50)%	4.64%	13.11%	0.94%

Ratios to average net assets
Expenses	0.63%	0.62%	0.62%	0.63%	0.63%
Net investment income	3.84%	3.88%	3.53%	4.11%	4.11%

Supplemental data
Net assets, end of year (000’s)	$951,107	$924,611	$1,189,801	$1,082,877	$946,755
Portfolio turnover rate	7.87%	8.28%	7.51%	12.50%	8.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

116 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.84	$12.74	$12.60	$11.62	$12.00
Income from investment operations[b]:
Net investment income[c]	0.40	0.40	0.38	0.43	0.43
Net realized and unrealized gains (losses)	0.35	(0.92)	0.13	0.99	(0.37)
Total from investment operations	0.75	(0.52)	0.51	1.42	0.06
Less distributions from net investment income	(0.40)	(0.38)	(0.37)	(0.44)	(0.44)
Net asset value, end of year	$12.19	$11.84	$12.74	$12.60	$11.62

Total return[d]	6.38%	(4.07)%	4.08%	12.44%	0.44%

Ratios to average net assets
Expenses	1.18%	1.17%	1.17%	1.18%	1.18%
Net investment income	3.29%	3.33%	2.98%	3.56%	3.56%

Supplemental data
Net assets, end of year (000’s)	$186,572	$188,147	$266,819	$230,384	$196,909
Portfolio turnover rate	7.87%	8.28%	7.51%	12.50%	8.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.70	$12.59	$12.46	$11.48	$11.87
Income from investment operations[b]:
Net investment income[c]	0.47	0.47	0.46	0.50	0.50
Net realized and unrealized gains (losses)	0.33	(0.90)	0.12	1.00	(0.37)
Total from investment operations	0.80	(0.43)	0.58	1.50	0.13
Less distributions from net investment income	(0.47)	(0.46)	(0.45)	(0.52)	(0.52)
Net asset value, end of year	$12.03	$11.70	$12.59	$12.46	$11.48

Total return	6.99%	(3.41)%	4.74%	13.31%	1.04%

Ratios to average net assets
Expenses	0.53%	0.52%	0.52%	0.53%	0.53%
Net investment income	3.94%	3.98%	3.63%	4.21%	4.21%

Supplemental data
Net assets, end of year (000’s)	$50,011	$34,225	$48,678	$39,434	$14,482
Portfolio turnover rate	7.87%	8.28%	7.51%	12.50%	8.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

118 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Oregon Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 100.4%
Oregon 90.5%
Astoria Hospital Facilities Authority Revenue, Columbia Memorial Hospital, Refunding, 5.00%,
8/01/28	$1,325,000	$1,444,648
Beaverton School District GO,
Washington and Multnomah Counties, AGMC Insured, Pre-Refunded, 4.125%, 6/01/26	1,315,000	1,377,292
Washington County School District No. 48J, Assured Guaranty, 5.00%, 6/01/31	1,280,000	1,454,374
Washington County School District No. 48J, Assured Guaranty, 5.125%, 6/01/36	1,000,000	1,132,550
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
5.125%, 10/01/28	1,525,000	1,526,922
Chemeketa Community College District GO, Marion, Polk, Yamhill and Linn Counties, Pre-Refunded,
5.00%,
6/15/25	1,500,000	1,700,430
6/15/26	2,615,000	2,964,416
City of Lake Oswego GO, Clackamas, Multnomah and Washington Counties, Refunding, Series A,
5.00%, 12/01/31	6,400,000	7,271,872
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,084,730
City of Redmond GO, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,120,960
City of Tigard Water System Revenue, Washington County, 5.00%,
8/01/37	11,050,000	12,461,085
8/01/42	20,915,000	23,409,323
[a]8/01/45	20,000,000	22,993,000
Clackamas County Canby School District No. 86 GO, AGMC Insured, Pre-Refunded, 5.00%,
6/15/23	1,000,000	1,013,540
6/15/25	1,000,000	1,013,540
Clackamas County Hospital Facility Authority Revenue,
Gross Willamette Falls Project, Pre-Refunded, 5.375%, 4/01/22	2,125,000	2,133,309
Gross Willamette Falls Project, Pre-Refunded, 5.125%, 4/01/26	1,000,000	1,003,720
Legacy Health System, Series A, 5.50%, 7/15/35	6,525,000	7,512,950
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%,
6/01/25	3,075,000	3,927,482
Clackamas County School District No. 12 North Clackamas GO,
Refunding, 5.00%, 6/15/28	2,500,000	2,991,825
Refunding, 5.00%, 6/15/29	6,385,000	7,588,956
Series A, AGMC Insured, Pre-Refunded, 4.75%, 6/15/31	2,250,000	2,462,783
Series B, AGMC Insured, Pre-Refunded, 5.00%, 6/15/27	25,000,000	27,505,500
Clackamas County School District No. 46 Oregon Trail GO,
5.00%, 6/15/32	6,855,000	7,812,369
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	4,921,384
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	4,846,186
Refunding, Series A, 5.00%, 6/15/28	2,210,000	2,536,417
Refunding, Series A, 5.00%, 6/15/29	2,655,000	3,042,391
Clackamas County School District No. 62C Oregon City GO, Refunding, AGMC Insured, 5.00%,
6/01/29	1,000,000	1,166,480
6/01/34	1,770,000	2,030,703
6/01/39	1,250,000	1,428,725
Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36	1,000,000	1,025,770
Columbia and Washington Counties School District No. 47J Vernonia GO, 5.00%, 6/15/35	5,175,000	5,994,409
Columbia Gorge Community College District GO, NATL Insured, Pre-Refunded, 5.00%, 6/15/22	1,000,000	1,013,540
Crook County School District GO, Crook and Deschutes Counties, 5.00%,
6/15/34	4,475,000	5,119,668
6/15/37	8,090,000	9,191,939

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| 119

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
Pre-Refunded, 5.50%, 6/15/34	$5,000,000	$5,740,050
Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,302
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community Inc.,
Refunding, 8.25%, 1/01/38	20,000,000	24,571,800
Series B, AMBAC Insured, 5.375%, 1/01/35	7,000,000	7,625,380
Eugene Electric Utility System Revenue, Refunding,
5.00%, 8/01/33	10,060,000	11,190,040
Series A, 5.00%, 8/01/40	6,745,000	7,542,664
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	5,028,481
Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Radian Insured,
5.375%,
10/01/26	2,000,000	2,007,160
10/01/31	2,000,000	2,007,160
Independence GO, City Hall Project, AGMC Insured, 5.00%,
6/15/35	2,110,000	2,439,392
6/15/40	3,975,000	4,531,142
Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
12/01/27	1,000,000	1,107,460
12/01/32	1,000,000	1,073,770
12/01/37	1,475,000	1,543,809
Jackson County School District No. 549C Medford GO,
5.00%, 6/15/33	3,225,000	3,588,232
5.00%, 6/15/34	5,000,000	5,573,350
Series B, AGMC Insured, 5.00%, 12/15/32	5,765,000	6,343,864
Jefferson County School District No. 509J GO,
Refunding, 5.00%, 6/15/30	1,000,000	1,157,550
Refunding, 5.00%, 6/15/31	1,410,000	1,626,520
Series B, 5.00%, 6/15/30	2,000,000	2,315,100
Keizer Special Assessment, Keizer Station Area A Local ID, 5.20%, 6/01/31	2,295,000	2,551,076
Klamath County School District GO, 5.00%,
6/15/29	1,155,000	1,340,666
6/15/30	1,095,000	1,267,517
6/15/31	1,000,000	1,153,560
Lane and Douglas Counties School District No. 28J Fern Ridge GO, Series A, zero cpn. to 6/14/16,
5.00% thereafter,
6/15/26	1,265,000	1,482,403
6/15/30	3,175,000	3,567,621
6/15/33	2,115,000	2,354,545
6/15/36	2,000,000	2,201,840
Lane County Metropolitan Wastewater Management Commission Revenue,
5.25%, 11/01/28	5,000,000	5,722,600
NATL Insured, 4.75%, 11/01/26	1,615,000	1,726,257
Lane County School District No. 19 Springfield GO,
AGMC Insured, Pre-Refunded, zero cpn., 6/15/27	5,580,000	3,463,004
AGMC Insured, Pre-Refunded, zero cpn., 6/15/28	2,000,000	1,184,080
AGMC Insured, Pre-Refunded, zero cpn., 6/15/29	1,925,000	1,085,700
Series A, 5.00%, 6/15/31	2,500,000	2,963,725
Lebanon GO, AMBAC Insured, 5.00%,
6/01/25	1,635,000	1,779,975
6/01/27	1,675,000	1,820,005

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Medford Hospital Facilities Authority Revenue,
Asante Health System, Refunding, Assured Guaranty, 5.125%, 8/15/40	$25,000,000	$27,140,500
Asante Health System, Series A, Assured Guaranty, 5.00%, 8/15/40	10,050,000	10,848,472
Rogue Valley Manor, Refunding, 5.00%, 10/01/33	1,500,000	1,652,550
Rogue Valley Manor, Refunding, 5.00%, 10/01/42	9,420,000	10,211,657
Multnomah County David Douglas School District No. 40 GO, Series B, zero cpn.,
6/15/24	1,640,000	1,301,094
6/15/25	1,325,000	1,004,695
6/15/26	2,585,000	1,872,290
6/15/27	2,655,000	1,835,163
6/15/28	2,495,000	1,636,695
6/15/29	2,595,000	1,623,795
6/15/30	1,885,000	1,122,725
6/15/31	2,030,000	1,150,218
6/15/32	2,000,000	1,086,940
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	7,016,815
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	4,030,919
Multnomah County School District No. 3 Park Rose GO, Series A, 5.00%,
6/30/35	2,000,000	2,314,720
6/30/36	1,500,000	1,727,460
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,649,383
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,151
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	9,377,782
Series A, 5.875%, 7/01/33	2,500,000	2,960,925
Series A, 5.75%, 7/01/39	13,175,000	15,498,938
Oregon State Department of Administrative Services COP,
Series A, 5.25%, 5/01/39	3,800,000	4,309,846
Series A, AGMC Insured, Pre-Refunded, 5.00%, 5/01/23	2,695,000	2,715,859
Series A, AGMC Insured, Pre-Refunded, 5.00%, 5/01/30	13,205,000	13,307,207
Series B, NATL Insured, Pre-Refunded, 5.00%, 11/01/30	20,100,000	20,738,376
Series C, 5.00%, 11/01/34	8,000,000	9,131,120
Oregon State Department of Administrative Services Lottery Revenue, Series A,
5.00%, 4/01/28	5,800,000	6,891,502
5.00%, 4/01/32	5,000,000	5,849,050
5.00%, 4/01/33	8,065,000	9,589,688
5.00%, 4/01/35	3,625,000	4,282,394
Pre-Refunded, 5.00%, 4/01/27	17,880,000	20,713,265
Pre-Refunded, 5.00%, 4/01/28	18,225,000	21,112,933
Pre-Refunded, 5.00%, 4/01/29	1,750,000	2,027,305
Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
Refunding, Series A, 5.00%, 11/15/30	5,000,000	5,989,350
Refunding, Series A, 5.00%, 11/15/31	16,535,000	19,759,986
Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,574,374
Series A, Pre-Refunded, 4.50%, 11/15/32	21,000,000	23,146,200
Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	24,945,304
Oregon State Facilities Authority Revenue,
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,692,870
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	36,119,100
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,231,080

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	$2,975,000	$3,294,396
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	4,176,038
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	35,813,894
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,734,405
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,247,400
Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	11,258,300
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	15,146,134
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty,
5.00%, 7/01/44	8,910,000	9,617,187
University of Portland Projects, Series A, 5.00%, 4/01/32	8,795,000	9,299,833
Willamette University Projects, Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/35	5,210,000	5,354,577
Oregon State GO,
Alternative Energy Project, Series B, 6.00%, 10/01/26	1,680,000	1,974,252
Elderly and Disabled Housing, Series A, 6.00%, 8/01/15	230,000	230,426
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	325,000	325,416
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	830,000	830,614
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,100,000	3,118,352
Elderly and Disabled Housing, Series B, 6.10%, 8/01/17	345,000	345,538
Elderly and Disabled Housing, Series B, 6.25%, 8/01/23	485,000	485,800
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,500,000	1,656,915
State Board of Higher Education, Series A, 5.00%, 8/01/37	5,555,000	6,047,617
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31	1,695,000	1,806,870
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/34	5,000,000	5,684,750
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35	6,000,000	6,118,260
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/36	2,715,000	2,894,190
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,684,750
State Board of Higher Education, Series C, Pre-Refunded, 5.00%, 8/01/37	1,115,000	1,232,978
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,143,170
Veterans’ Welfare, Series 92B, 4.625%, 12/01/38	365,000	365,803
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
Refunding, Series G, 5.35%, 7/01/30	2,000,000	2,089,820
Series C, 4.75%, 7/01/42	3,415,000	3,451,643
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn., 6/15/31	1,000,000	566,610
Port of Portland International Airport Revenue, Series Nineteen, 5.50%, 7/01/38	23,000,000	25,837,050
Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35	5,000,000	5,583,550
Portland GO,
Refunding, Series A, 5.00%, 6/01/28	7,840,000	9,233,560
Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,778,587
Refunding, Series A, 5.00%, 6/01/30	8,750,000	10,243,625
Series B, zero cpn., 6/01/21	1,000,000	893,630
Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, NATL Insured, 6.00%,
7/01/33	2,000,000	2,003,140
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,242,041
Series C, 5.00%, 6/15/28	1,000,000	1,141,120
Series C, 5.00%, 6/15/30	1,000,000	1,133,390
Portland Sewer System Revenue, second lien,
Series A, 5.00%, 3/01/34	25,270,000	28,841,409
Series B, NATL Insured, 5.00%, 6/15/28	5,105,000	5,387,000

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series A, NATL Insured, Pre-Refunded, 5.00%, 6/15/24	$1,295,000	$1,312,534
Interstate Corridor, Series A, NATL Insured, Pre-Refunded, 5.00%, 6/15/25	2,385,000	2,417,293
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,111,250
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,111,250
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,104,630
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,774,625
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,297,376
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,082,800
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,974,510
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,675,127
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	5,183,089
Portland Water System Revenue, second lien, Series A, NATL Insured, Pre-Refunded,
4.375%, 10/01/25	3,415,000	3,633,492
4.50%, 10/01/27	1,000,000	1,065,940
4.50%, 10/01/28	3,895,000	4,151,836
Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A,
5.75%, 8/15/23	10,000,000	11,422,500
5.00%, 8/15/27	11,000,000	11,628,980
5.00%, 8/15/36	9,000,000	9,425,340
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	5,116,150
Sherwood GO, Washington County, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,719,247
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, AGMC Insured,
Pre-Refunded, 5.00%, 6/15/25	1,560,000	1,581,122
Tri-County Metropolitan Transportation District Revenue, Payroll Tax, senior lien, Series A, 5.00%,
9/01/37	11,000,000	12,689,490
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,809,284
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, NATL Insured, zero cpn., 6/15/26	6,850,000	4,228,026
Series A, NATL Insured, zero cpn., 6/15/27	7,090,000	4,163,886
Series A, NATL Insured, zero cpn., 6/15/28	2,960,000	1,655,558
Series A, NATL Insured, zero cpn., 6/15/29	3,110,000	1,654,427
Series A, NATL Insured, zero cpn., 6/15/30	3,260,000	1,651,712
Series A, NATL Insured, zero cpn., 12/15/31	3,515,000	1,652,612
Series B, NATL Insured, 4.50%, 12/15/31	2,900,000	3,098,998
Washington County GO, Refunding, 4.375%, 6/01/26	1,000,000	1,063,870
Washington County School District No. 15 Forest Grove GO, Series B, zero cpn.,
6/15/29	2,545,000	1,537,587
6/15/30	2,490,000	1,428,413
6/15/31	3,140,000	1,709,416
Washington County School District No. 48J Beaverton GO, Series B, 5.00%,
6/15/32	10,750,000	12,709,187
6/15/33	8,000,000	9,429,280
6/15/34	11,000,000	12,965,260
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, Pre-Refunded, 5.00%,
6/15/28	4,000,000	4,400,880
		1,075,184,701

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| 123

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 9.9%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
12/01/24	$840,000	$959,482
12/01/29	3,250,000	3,680,332
		4,639,814
Puerto Rico 9.5%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	10,000,000	9,798,300
Puerto Rico Commonwealth GO, Public Improvement, Refunding,
Series A, 5.50%, 7/01/32	15,000,000	10,535,250
Series A, 5.75%, 7/01/41	15,000,000	10,462,800
Sub Series C-7, NATL Insured, 6.00%, 7/01/28	4,500,000	4,777,290
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	13,000,000	13,907,660
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	10,000,000	10,156,800
Series WW, 5.25%, 7/01/33	9,690,000	5,647,138
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL Insured,
6.00%, 7/01/25	15,000,000	16,197,150
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	2,450,000	1,250,015
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter, 8/01/32	20,000,000	14,602,000
first subordinate, Series A, 5.375%, 8/01/39	9,000,000	5,883,840
first subordinate, Series A, 6.50%, 8/01/44	10,000,000	7,311,300
Senior Series C, 5.25%, 8/01/40	2,860,000	2,104,388
		112,633,931
Total U.S. Territories		117,273,745
Total Municipal Bonds (Cost $1,124,325,550) 100.4%		1,192,458,446
Other Assets, less Liabilities (0.4)%		(4,769,090)
Net Assets 100.0%		$1,187,689,356

See Abbreviations on page 155.

aSecurity purchased on a when-issued basis. See Note 1(b).

124 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.17	$10.94	$10.79	$9.83	$10.27
Income from investment operations[b]:
Net investment income[c]	0.43	0.42	0.41	0.44	0.44
Net realized and unrealized gains (losses)	0.34	(0.78)	0.14	0.97	(0.43)
Total from investment operations	0.77	(0.36)	0.55	1.41	0.01
Less distributions from net investment income	(0.43)	(0.41)	(0.40)	(0.45)	(0.45)
Net asset value, end of year	$10.51	$10.17	$10.94	$10.79	$9.83

Total return[d]	7.72%	(3.28)%	5.21%	14.64%	(0.02)%

Ratios to average net assets
Expenses	0.64%	0.63%	0.63%	0.64%	0.64%
Net investment income	4.15%	4.04%	3.77%	4.30%	4.28%

Supplemental data
Net assets, end of year (000’s)	$1,001,684	$981,992	$1,310,224	$1,170,547	$1,003,723
Portfolio turnover rate	6.04%	7.04%	4.99%	9.48%	13.15%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.28	$11.06	$10.90	$9.92	$10.36
Income from investment operations[b]:
Net investment income[c]	0.38	0.36	0.35	0.39	0.39
Net realized and unrealized gains (losses)	0.34	(0.79)	0.15	0.98	(0.44)
Total from investment operations	0.72	(0.43)	0.50	1.37	(0.05)
Less distributions from net investment income	(0.37)	(0.35)	(0.34)	(0.39)	(0.39)
Net asset value, end of year	$10.63	$10.28	$11.06	$10.90	$9.92

Total return[d]	7.15%	(3.86)%	4.67%	14.09%	(0.58)%

Ratios to average net assets
Expenses	1.19%	1.18%	1.18%	1.19%	1.19%
Net investment income	3.60%	3.49%	3.22%	3.75%	3.73%

Supplemental data
Net assets, end of year (000’s)	$279,987	$268,291	$350,937	$288,344	$237,907
Portfolio turnover rate	6.04%	7.04%	4.99%	9.48%	13.15%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

126 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.18	$10.95	$10.80	$9.83	$10.27
Income from investment operations[b]:
Net investment income[c]	0.44	0.43	0.42	0.45	0.45
Net realized and unrealized gains (losses)	0.34	(0.78)	0.15	0.98	(0.43)
Total from investment operations	0.78	(0.35)	0.57	1.43	0.02
Less distributions from net investment income	(0.44)	(0.42)	(0.42)	(0.46)	(0.46)
Net asset value, end of year	$10.52	$10.18	$10.95	$10.80	$9.83

Total return	7.82%	(3.18)%	5.31%	14.85%	0.08%

Ratios to average net assets
Expenses	0.54%	0.53%	0.53%	0.54%	0.54%
Net investment income	4.25%	4.14%	3.87%	4.40%	4.38%

Supplemental data
Net assets, end of year (000’s)	$49,301	$42,043	$57,430	$40,671	$18,933
Portfolio turnover rate	6.04%	7.04%	4.99%	9.48%	13.15%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Pennsylvania Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 98.3%
Pennsylvania 92.3%
Allegheny County GO,
Series C-60, AGMC Insured, 5.00%, 11/01/27	$3,000,000	$3,287,400
Series C-61, Assured Guaranty, 5.00%, 12/01/33	5,000,000	5,560,950
Series C-65, 5.375%, 5/01/31	5,000,000	5,775,450
Allegheny County Higher Education Building Authority University Revenue, Duquesne University,
5.00%, 3/01/28	3,000,000	3,284,820
5.00%, 3/01/33	1,300,000	1,413,490
Series A, 5.50%, 3/01/31	3,000,000	3,436,830
Series A, XLCA Insured, Pre-Refunded, 5.00%, 3/01/29	5,000,000	5,238,150
Series A, XLCA Insured, Pre-Refunded, 5.00%, 3/01/33	5,630,000	5,898,157
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.625%, 8/15/39	12,000,000	13,858,680
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,596,350
NATL Insured, 5.00%, 12/01/37	6,745,000	7,207,707
Refunding, Series A, NATL Insured, 5.00%, 12/01/30	7,000,000	7,199,920
Allentown Parking Authority Revenue, Guaranteed Parking, AGMC Insured, Pre-Refunded, 5.00%,
11/15/35	2,430,000	2,511,745
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project,
Series A, 5.00%, 11/01/44	10,000,000	10,962,000
Bethel Park School District GO, 5.10%, 8/01/33	3,600,000	4,088,160
Bethlehem Area School District GO, AGMC Insured, 5.25%, 1/15/26	6,605,000	7,634,852
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,985,000	5,672,880
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,551,450
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 12/01/35	2,500,000	2,805,250
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%,
12/01/41	10,000,000	11,006,800
Butler County Hospital Authority Hospital Revenue, Butler Health System Project,
[a]Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,801,898
Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	5,652,675
Catasauqua Area School District GO, Refunding, AGMC Insured, 5.00%, 2/15/36	6,000,000	6,196,140
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,743,555
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,392,700
Chester County IDA Student Housing Revenue, University Student Housing LLC Project at
West Chester University of Pennsylvania, Series A, 5.00%,
8/01/35	500,000	539,460
8/01/45	1,500,000	1,602,840
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing
Project at Clarion University, Series A, 5.00%, 7/01/45	2,335,000	2,422,959
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/32	5,000,000	5,605,100
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of
Independent Colleges and Universities of Pennsylvania Financing Program,
Series GG1, NATL Insured, 5.00%, 5/01/34	3,500,000	3,737,510
Series HH1, 5.00%, 11/01/39	1,200,000	1,330,548
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,940,325
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding,
5.00%, 5/01/37	2,500,000	2,732,100

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
Refunding, Series A, 6.00%, 6/01/36	$10,000,000	$11,711,900
Series A, 5.00%, 6/01/42	15,590,000	16,814,906
Dauphin County General Authority Hospital Revenue, HAPSCO Group Inc., The Western
Pennsylvania Hospital Project, Series B, NATL Insured, ETM, 6.25%, 7/01/16	1,505,000	1,573,297
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	8,588,700
Delaware County Authority Revenue,
Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29	1,140,000	1,143,249
Haverford College, 5.00%, 11/15/40	3,000,000	3,336,990
Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26	10,800,000	10,947,852
Delaware County Authority University Revenue, Neumann University,
5.00%, 10/01/25	1,250,000	1,365,363
5.25%, 10/01/31	1,250,000	1,355,275
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25
Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,375,225
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
5.60%, 7/01/17	5,000,000	5,512,550
East Hempfield Township IDAR, Student Services Inc., Student Housing Project at Millersville
University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,398,330
Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
11/01/35	6,000,000	6,235,200
Erie Higher Education Building Authority College Revenue, Mercyhurst College Project, 5.50%,
3/15/38	2,000,000	2,174,000
Erie Parking Authority Parking Facilities Revenue, Guaranteed, Refunding, AGMC Insured, 5.125%,
9/01/32	4,250,000	4,779,678
Erie Water Authority Water Revenue, AGMC Insured, 5.00%, 12/01/43	7,000,000	7,692,160
Falls Township Authority Water and Sewer Revenue, Guaranteed, 5.00%, 12/01/41	2,210,000	2,463,598
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	11,072,100
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, York College of Pennsylvania Project, 5.75%,
11/01/41	9,500,000	10,860,970
WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25	4,270,000	4,893,206
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	10,000,000	11,344,100
WellSpan Health Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/25	5,730,000	6,649,493
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A,
6.00%, 6/01/39	1,625,000	1,854,824
Lackawanna County GO, Series B, AGMC Insured, 5.00%,
9/01/30	8,100,000	8,923,203
9/01/35	7,500,000	8,174,925
Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
12/01/32	1,700,000	1,855,363
12/01/35	2,500,000	2,718,625
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,392,332
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%,
12/01/43	5,240,000	5,789,886
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, 5.25%, 2/01/34	1,500,000	1,678,170
Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health Network, Series B,
AGMC Insured, 5.00%, 7/01/35	11,250,000	12,381,862
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities,
Refunding, 5.50%, 12/01/39	10,000,000	11,390,800

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding,
Series A, 5.75%, 7/01/39	$25,000,000	$27,040,000
Lycoming County Authority Revenue, AICUP Financing Program, Lycoming College Project,
Series MM1, 5.25%,
11/01/38	1,400,000	1,589,406
11/01/43	1,495,000	1,690,083
Lycoming County Water and Sewer Authority Sewer Revenue, AGMC Insured, 5.00%, 11/15/35	5,835,000	6,450,242
Marple Newtown School District GO, AGMC Insured, 5.00%, 6/01/31	11,225,000	12,646,085
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,679,400
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center,
5.00%, 1/01/27	1,000,000	1,064,440
5.125%, 1/01/37	2,000,000	2,106,980
5.25%, 1/01/43	2,000,000	2,110,320
Series A, 5.00%, 1/01/41	4,000,000	4,308,400
Montgomery County Higher Education and Health Authority Revenue, Arcadia University, 5.625%,
4/01/40	5,750,000	6,271,582
Montgomery County IDA Health Facilities Revenue, Jefferson Health System, Series A, 5.00%,
10/01/41	9,600,000	10,495,296
Montgomery County IDAR, FHA Insured, 5.375%, 8/01/38	4,995,000	5,766,328
Montour School District GO, AGMC Insured, 5.00%,
4/01/32	5,000,000	5,342,350
4/01/37	12,500,000	13,295,125
Northampton County General Purpose Authority College Revenue, Lafayette College, Refunding,
5.00%, 11/01/34	20,000,000	22,285,600
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
Series A, 5.50%, 8/15/35	10,000,000	11,181,400
Series B, 5.50%, 8/15/33	2,200,000	2,541,396
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University,
5.00%, 11/15/39	20,000,000	22,021,800
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%,
3/01/42	2,400,000	2,581,392
Northeastern York School District GO, Series B, NATL Insured, 5.00%,
4/01/30	1,000,000	1,069,320
4/01/31	2,000,000	2,136,520
Norwin School District GO, AGMC Insured,
5.00%, 4/01/37	10,000,000	10,636,100
Pre-Refunded, 5.00%, 4/01/35	3,000,000	3,154,890
Owen J. Roberts School District GO, AGMC Insured, 5.00%, 9/01/36	2,710,000	2,935,580
Pennsylvania State Economic Development Financing Authority Revenue, UPMC, Series A, 5.00%,
2/01/45	5,000,000	5,618,000
Pennsylvania State Economic Development Financing Authority Water Facilities Revenue,
Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	27,701,500
Pennsylvania State Economic Development Financing Authority Water Facility Revenue,
Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	13,871,040
Pennsylvania State GO,
Second Series, 5.00%, 4/15/23	10,000,000	11,464,400
Second Series A, 5.00%, 8/01/25	5,000,000	5,506,200
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,939,860
AICUP Financing Program, St. Francis University Project, Series JJ2, 6.25%, 11/01/41	3,840,000	4,432,589

130 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
Bryn Mawr College, Refunding, 5.00%, 12/01/44	$6,365,000	$7,328,597
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	5,362,400
Drexel University, Series A, NATL Insured, 5.00%, 5/01/37	25,525,000	27,559,342
Edinboro University Foundation, Student Housing Project, 6.00%, 7/01/43	3,500,000	3,830,750
Foundation for Indiana University, Student Housing Project, Refunding, Series B, 5.00%,
7/01/41	1,250,000	1,330,250
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,621,525
Philadelphia University, Refunding, 5.00%, 6/01/30	2,295,000	2,472,954
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 5.00%, 10/01/35	1,400,000	1,475,698
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,963,130
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 5.00%, 10/01/44	2,000,000	2,068,720
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	16,624,050
State System of Higher Education, Series AF, NATL Insured, 5.00%, 6/15/37	7,000,000	7,511,140
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,666,950
Temple University, Refunding, NATL Insured, 5.00%, 4/01/28	5,000,000	5,212,200
Temple University, Refunding, NATL Insured, 5.00%, 4/01/33	10,000,000	10,396,900
Thomas Jefferson University, 5.00%, 3/01/40	16,980,000	18,825,896
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	5,000,000	5,543,200
The Trustees of the University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38	5,000,000	5,078,900
The Trustees of the University of Pennsylvania, Series A, 5.00%, 9/01/41	25,000,000	28,161,250
University of Pennsylvania Health System, 5.75%, 8/15/41	3,950,000	4,749,046
University of Pennsylvania Health System, Refunding, Series B, 6.00%, 8/15/26	5,000,000	5,773,200
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	14,668,940
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,506,850
University of the Sciences in Philadelphia, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,734,100
University of the Sciences in Philadelphia, Refunding, Series A, XLCA Insured, 5.00%, 11/01/36	8,315,000	8,379,358
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,800,757
Widener University, Pre-Refunded, 5.00%, 7/15/31	500,000	508,685
Widener University, Pre-Refunded, 5.00%, 7/15/39	5,750,000	5,849,877
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue, University
Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, 5.00%,
7/01/42	5,500,000	5,763,835
Pennsylvania State Public School Building Authority Community College Revenue, Community
College of Philadelphia Project, 6.00%, 6/15/28	5,000,000	5,697,150
Pennsylvania State Public School Building Authority Lease Revenue, School District of Philadelphia
Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	5,000,000	5,249,000
Pennsylvania State Public School Building Authority Revenue, Career Institute of Technology,
NATL Insured, Pre-Refunded, 5.00%, 11/15/28	1,000,000	1,009,640
Pennsylvania State Turnpike Commission Turnpike Revenue,
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	5,000,000	5,714,400
Series A, Assured Guaranty, 5.00%, 6/01/39	20,000,000	21,957,400
Series C, 5.00%, 12/01/43	10,000,000	11,208,700
Series D, 5.125%, 12/01/40	10,000,000	11,044,000
Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%, 12/01/41	5,000,000	5,762,750
Pennsylvania State University Revenue, 5.00%,
9/01/35	1,000,000	1,018,620
3/01/40	1,500,000	1,698,285

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Airport Revenue, Series A, AGMC Insured, 5.00%,
6/15/35	$5,000,000	$5,515,600
6/15/40	5,000,000	5,454,150
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,709,200
Cultural and Commercial Corridors Program, Series A, NATL Insured, 5.00%, 12/01/23	6,205,000	6,650,271
Cultural and Commercial Corridors Program, Series A, NATL Insured, 5.00%, 12/01/25	5,690,000	6,093,193
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,296,560
Philadelphia Corp. for Aging Project, Series B, AMBAC Insured, 5.25%, 7/01/31	2,000,000	2,001,340
Philadelphia Gas Works Revenue,
Ninth Series, 5.25%, 8/01/40	5,720,000	6,357,952
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	555,000	643,794
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	5,000,000	5,724,300
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	5,000,000	5,746,150
Series A, 5.25%, 7/15/33	5,000,000	5,641,000
Series B, Assured Guaranty, Pre-Refunded, 7.125%, 7/15/38	10,000,000	10,928,200
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of
Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,599,550
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%,
12/01/21	5,000,000	5,071,350
Philadelphia Municipal Authority Lease Revenue, 6.50%,
4/01/34	3,250,000	3,818,133
4/01/39	2,500,000	2,925,275
Philadelphia RDAR, Neighborhood Transformation Initiative, Series C, NATL Insured, 5.00%,
4/15/31	13,565,000	13,604,474
Philadelphia School District GO, Series E,
6.00%, 9/01/38	4,905,000	5,572,374
Pre-Refunded, 6.00%, 9/01/38	95,000	111,402
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/36	3,000,000	3,330,330
Series A, 5.00%, 1/01/41	13,000,000	14,379,560
Series A, 5.125%, 1/01/43	5,000,000	5,605,250
Series A, AGMC Insured, 5.00%, 7/01/29	11,645,000	11,791,378
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	7,831,110
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,571,284
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project,
Series A, 5.00%, 8/15/40	4,000,000	4,503,880
Reading GO, AGMC Insured, 6.00%, 11/01/28	2,000,000	2,255,900
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,859,024
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,395,050
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, XLCA Insured,
5.00%, 11/01/37	8,125,000	8,776,950
Snyder County Higher Education Authority University Revenue, Susquehanna University Project,
5.00%, 1/01/38	4,000,000	4,365,160
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	12,084,100
Southmoreland School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/27	5,025,000	5,043,442
[a]State College Area School District GO, 5.00%, 3/15/40	16,400,000	18,854,916

132 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority College Revenue, Delaware County Community College Project,
AGMC Insured, 5.00%, 10/01/32	$1,000,000	$1,094,350
State Public School Building Authority School Lease Revenue, The School District of the City of
Harrisburg Project, Series A, Assured Guaranty, 5.00%, 11/15/33	5,000,000	5,556,100
Susquehanna Area Regional Airport Authority Airport System Revenue, Series A, 6.50%, 1/01/38	4,000,000	4,312,040
Swarthmore Borough Authority College Revenue, Swathmore College Project, 5.00%, 9/15/43	1,000,000	1,151,970
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell
University, Series A, 5.00%, 4/01/42	5,000,000	5,663,750
University of Pittsburgh of the Commonwealth System of Higher Education Revenue, University
Capital Project,
Refunding, Series C, 5.00%, 9/15/35	5,000,000	5,618,900
Series B, 5.00%, 9/15/31	10,000,000	11,271,900
Washington County IDA College Revenue, Washington and Jefferson College, Refunding,
5.25%, 11/01/30	7,525,000	8,524,320
5.00%, 11/01/36	8,470,000	9,346,052
West Mifflin Area School District GO, Allegheny County, AGMC Insured, 5.125%, 4/01/31	1,000,000	1,120,140
Whitehall-Coplay School District GO, Lehigh County, Series A, AGMC Insured, 5.375%, 11/15/34	6,000,000	6,842,340
Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%, 3/01/37	4,500,000	4,629,645
Wyoming Area School District GO, Refunding, Series A, NATL Insured, 5.00%, 9/01/26	5,005,000	5,203,048
		1,228,645,209
U.S. Territories 6.0%
Puerto Rico 5.6%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	5,000,000	5,146,800
Series A, 5.00%, 7/01/33	7,800,000	5,258,838
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	2,825,050
Series TT, 5.00%, 7/01/32	5,100,000	2,972,433
Series XX, 5.25%, 7/01/40	16,020,000	9,131,560
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	10,000,000	5,102,100
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	15,000,000	9,806,400
Series A, 6.00%, 8/01/42	34,000,000	23,843,180
Series C, 5.50%, 8/01/40	15,000,000	9,956,400
		74,042,761
U.S. Virgin Islands 0.4%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	6,150,155
Total U.S. Territories		80,192,916
Total Municipal Bonds (Cost $1,240,637,045) 98.3%		1,308,838,125
Other Assets, less Liabilities 1.7%		22,133,389
Net Assets 100.0%		$1,330,971,514

See Abbreviations on page 155.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 2015

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$892,153,952	$624,529,595	$350,504,281	$993,494,168
Value	$946,703,092	$667,497,575	$365,307,479	$1,032,633,925
Cash	22,287,555	29,111,167	7,667,804	105,445,209
Receivables:
Investment securities sold	—	—	715,500	—
Capital shares sold	996,520	748,863	309,660	856,501
Interest	9,350,494	8,804,524	3,239,998	13,151,472
Other assets	642	462	250	752
Total assets	979,338,303	706,162,591	377,240,691	1,152,087,859
Liabilities:
Payables:
Investment securities purchased	4,115,974	—	—	10,675,310
Capital shares redeemed	1,813,472	1,807,325	751,085	1,447,745
Management fees	384,919	284,390	161,691	446,950
Distribution fees	116,264	97,109	58,656	147,821
Transfer agent fees	72,211	59,813	36,082	103,483
Distributions to shareholders	514,522	214,285	244,148	576,442
Accrued expenses and other liabilities	66,120	25,191	16,086	39,648
Total liabilities	7,083,482	2,488,113	1,267,748	13,437,399
Net assets, at value	$972,254,821	$703,674,478	$375,972,943	$1,138,650,460
Net assets consist of:
Paid-in capital	$938,021,600	$680,635,557	$379,590,703	$1,111,989,064
Undistributed net investment income	1,272,682	901,569	750,600	1,731,960
Net unrealized appreciation (depreciation)	54,549,140	42,967,980	14,803,198	39,139,757
Accumulated net realized gain (loss)	(21,588,601)	(20,830,628)	(19,171,558)	(14,210,321)
Net assets, at value	$972,254,821	$703,674,478	$375,972,943	$1,138,650,460

134 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$815,973,096	$549,134,238	$282,019,872	$953,732,448
Shares outstanding	72,727,298	45,259,678	25,976,632	79,319,634
Net asset value per share[a]	$11.22	$12.13	$10.86	$12.02
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$11.72	$12.67	$11.34	$12.55
Class C:
Net assets, at value	$107,612,053	$109,551,898	$73,568,887	$148,898,121
Shares outstanding	9,450,527	8,934,006	6,728,118	12,209,040
Net asset value and maximum offering price per share[a]	$11.39	$12.26	$10.93	$12.20
Advisor Class:
Net assets, at value	$48,669,672	$44,988,342	$20,384,184	$36,019,891
Shares outstanding	4,327,757	3,708,492	1,879,075	2,987,902
Net asset value and maximum offering price per share	$11.25	$12.13	$10.85	$12.06

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	135

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$951,781,762	$1,413,055,795	$1,124,325,550	$1,240,637,045
Value	$1,026,849,889	$1,522,927,218	$1,192,458,446	$1,308,838,125
Cash	20,509,236	13,603,656	6,803,863	28,239,218
Receivables:
Capital shares sold	1,033,321	1,791,072	2,235,385	1,578,691
Interest	8,981,506	16,340,040	11,975,867	16,798,039
Other assets	694	1,017	783	876
Total assets	1,057,374,646	1,554,663,003	1,213,474,344	1,355,454,949
Liabilities:
Payables:
Investment securities purchased	—	3,661,794	22,917,600	20,517,637
Capital shares redeemed	1,621,373	3,346,510	1,675,453	2,465,464
Management fees	415,827	599,635	465,333	518,864
Distribution fees	160,706	244,838	166,244	216,624
Transfer agent fees	96,128	148,651	88,542	121,119
Distributions to shareholders	255,425	519,235	432,817	591,453
Accrued expenses and other liabilities	35,743	71,424	38,999	52,274
Total liabilities	2,585,202	8,592,087	25,784,988	24,483,435
Net assets, at value	$1,054,789,444	$1,546,070,916	$1,187,689,356	$1,330,971,514
Net assets consist of:
Paid-in capital	$991,255,691	$1,474,832,741	$1,153,067,150	$1,299,681,623
Undistributed net investment income	792,627	2,541,426	1,908,336	2,329,087
Net unrealized appreciation (depreciation)	75,068,127	109,871,423	68,132,896	68,201,080
Accumulated net realized gain (loss)	(12,327,001)	(41,174,674)	(35,419,026)	(39,240,276)
Net assets, at value	$1,054,789,444	$1,546,070,916	$1,187,689,356	$1,330,971,514

136 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$719,847,869	$1,160,629,658	$951,106,506	$1,001,683,501
Shares outstanding	56,714,314	89,895,934	79,134,891	95,306,266
Net asset value per share[a]	$12.69	$12.91	$12.02	$10.51
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$13.25	$13.48	$12.55	$10.98
Class C:
Net assets, at value	$211,767,699	$312,055,486	$186,571,530	$279,987,094
Shares outstanding	16,518,216	23,880,030	15,310,386	26,340,661
Net asset value and maximum offering price
per share[a]	$12.82	$13.07	$12.19	$10.63
Advisor Class:
Net assets, at value	$123,173,876	$73,385,772	$50,011,320	$49,300,919
Shares outstanding	9,696,146	5,680,559	4,157,314	4,686,507
Net asset value and maximum offering price
per share	$12.70	$12.92	$12.03	$10.52

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	137

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 28, 2015

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$43,128,957	$31,079,038	$17,077,850	$49,633,767
Expenses:
Management fees (Note 3a)	4,521,412	3,300,640	1,975,034	5,343,120
Distribution fees: (Note 3c)
Class A	805,716	529,531	291,629	952,573
Class C	665,969	698,656	483,656	958,888
Transfer agent fees: (Note 3e)
Class A	273,777	220,783	125,308	471,466
Class C	34,787	44,838	31,952	73,012
Advisor Class	13,301	16,368	7,741	15,612
Custodian fees	8,196	5,940	3,386	9,579
Reports to shareholders	38,589	34,907	21,169	74,804
Registration and filing fees	31,937	20,491	15,555	37,265
Professional fees	45,311	55,236	41,555	173,665
Trustees’ fees and expenses	5,090	3,626	2,091	6,017
Other	15,896	50,078	29,360	55,826
Total expenses	6,459,981	4,981,094	3,028,436	8,171,827
Net investment income	36,668,976	26,097,944	14,049,414	41,461,940
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(10,444,285)	(2,622,469)	(6,939,841)	182,766
Net change in unrealized appreciation (depreciation) on
investments	45,416,192	29,359,909	14,248,908	34,049,611
Net realized and unrealized gain (loss)	34,971,907	26,737,440	7,309,067	34,232,377
Net increase (decrease) in net assets resulting from operations	$71,640,883	$52,835,384	$21,358,481	$75,694,317

138 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2015

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$39,959,649	$64,409,439	$51,824,677	$62,570,081
Expenses:
Management fees (Note 3a)	4,890,756	7,015,913	5,472,624	6,128,154
Distribution fees: (Note 3c)
Class A	717,100	1,147,390	933,347	994,123
Class C	1,334,716	1,967,402	1,195,919	1,769,354
Transfer agent fees: (Note 3e)
Class A	359,889	564,228	362,742	488,281
Class C	102,970	148,747	71,509	134,435
Advisor Class	53,878	25,018	16,155	22,087
Custodian fees	9,232	13,497	10,035	11,561
Reports to shareholders	58,815	79,336	58,361	77,100
Registration and filing fees	33,294	39,453	16,392	22,133
Professional fees	46,518	48,361	56,904	75,541
Trustees’ fees and expenses	5,537	8,062	6,233	7,037
Other	69,606	77,677	71,141	80,478
Total expenses	7,682,311	11,135,084	8,271,362	9,810,284
Net investment income	32,277,338	53,274,355	43,553,315	52,759,797
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	629,099	(9,461,483)	(13,496,335)	(11,499,627)
Net change in unrealized appreciation (depreciation) on
investments	24,371,891	67,317,924	46,129,911	54,325,485
Net realized and unrealized gain (loss)	25,000,990	57,856,441	32,633,576	42,825,858
Net increase (decrease) in net assets resulting from
operations	$57,278,328	$111,130,796	$76,186,891	$95,585,655

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The accompanying notes are an integral part of these financial statements. | Annual Report | 139

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$36,668,976	$41,609,488	$26,097,944	$29,064,401
Net realized gain (loss) from investments	(10,444,285)	(10,662,500)	(2,622,469)	(11,130,671)
Net change in unrealized appreciation (depreciation) on
investments	45,416,192	(65,680,476)	29,359,909	(45,163,175)
Net increase (decrease) in net assets resulting from
operations	71,640,883	(34,733,488)	52,835,384	(27,229,445)
Distributions to shareholders from:
Net investment income:
Class A	(31,213,638)	(35,403,722)	(20,995,511)	(22,330,206)
Class C	(3,342,918)	(4,161,983)	(3,634,750)	(4,214,167)
Advisor Class	(1,545,262)	(1,379,534)	(1,598,395)	(1,498,171)
Total distributions to shareholders	(36,101,818)	(40,945,239)	(26,228,656)	(28,042,544)
Capital share transactions: (Note 2)
Class A	(13,236,695)	(120,314,984)	8,031,887	(97,806,660)
Class B	—	(103,326)	—	—
Class C	3,540,198	(40,877,767)	(2,408,944)	(42,993,486)
Advisor Class	17,425,785	(3,838,611)	9,072,128	(4,834,043)
Total capital share transactions	7,729,288	(165,134,688)	14,695,071	(145,634,189)
Net increase (decrease) in net assets	43,268,353	(240,813,415)	41,301,799	(200,906,178)
Net assets:
Beginning of year	928,986,468	1,169,799,883	662,372,679	863,278,857
End of year	$972,254,821	$928,986,468	$703,674,478	$662,372,679
Undistributed net investment income included in net assets:
End of year	$1,272,684	$733,179	$901,569	$1,031,854

140 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$14,049,414	$16,792,883	$41,461,940	$48,719,936
Net realized gain (loss) from investments	(6,939,841)	(10,361,734)	182,766	(10,871,652)
Net change in unrealized appreciation (depreciation) on
investments	14,248,908	(29,254,913)	34,049,611	(76,015,388)
Net increase (decrease) in net assets resulting
from operations	21,358,481	(22,823,764)	75,694,317	(38,167,104)
Distributions to shareholders from:
Net investment income:
Class A	(11,024,726)	(12,247,189)	(36,050,505)	(40,584,761)
Class C	(2,384,911)	(2,821,374)	(4,694,210)	(5,552,956)
Advisor Class	(700,521)	(875,236)	(1,215,224)	(892,204)
Total distributions to shareholders	(14,110,158)	(15,943,799)	(41,959,939)	(47,029,921)
Capital share transactions: (Note 2)
Class A	(24,812,133)	(75,143,174)	(26,074,569)	(234,510,548)
Class B	—	—	—	(154,705)
Class C	(3,581,868)	(38,216,039)	(3,685,088)	(51,944,608)
Advisor Class	4,160,647	(12,835,188)	8,553,723	7,997,647
Total capital share transactions	(24,233,354)	(126,194,401)	(21,205,934)	(278,612,214)
Net increase (decrease) in net assets	(16,985,031)	(164,961,964)	12,528,444	(363,809,239)
Net assets:
Beginning of year	392,957,974	557,919,938	1,126,122,016	1,489,931,255
End of year	$375,972,943	$392,957,974	$1,138,650,460	$1,126,122,016
Undistributed net investment income included in net assets:
End of year	$750,600	$806,291	$1,731,960	$2,333,656

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The accompanying notes are an integral part of these financial statements. | Annual Report | 141

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$32,277,338	$34,749,653	$53,274,355	$62,156,777
Net realized gain (loss) from investments	629,099	(9,413,136)	(9,461,483)	(22,358,299)
Net change in unrealized appreciation (depreciation)
on investments	24,371,891	(50,034,578)	67,317,924	(87,446,765)
Net increase (decrease) in net assets resulting
from operations	57,278,328	(24,698,061)	111,130,796	(47,648,287)
Distributions to shareholders from:
Net investment income:
Class A	(23,223,481)	(25,452,835)	(43,397,072)	(45,631,208)
Class C	(5,450,691)	(6,147,050)	(9,640,279)	(10,595,782)
Advisor Class	(3,585,586)	(2,212,929)	(1,973,319)	(1,484,798)
Total distributions to shareholders	(32,259,758)	(33,812,814)	(55,010,670)	(57,711,788)
Capital share transactions: (Note 2)
Class A	(14,784,941)	(144,520,380)	(27,111,370)	(221,592,946)
Class B	—	—	—	(105,490)
Class C	1,011,651	(51,541,588)	(817,266)	(91,359,992)
Advisor Class	22,312,557	51,023,924	34,394,664	(5,363,390)
Total capital share transactions	8,539,267	(145,038,044)	6,466,028	(318,421,818)
Net increase (decrease) in net assets	33,557,837	(203,548,919)	62,586,154	(423,781,893)
Net assets:
Beginning of year	1,021,231,607	1,224,780,526	1,483,484,762	1,907,266,655
End of year	$1,054,789,444	$1,021,231,607	$1,546,070,916	$1,483,484,762
Undistributed net investment income included in
net assets:
End of year	$792,627	$791,812	$2,541,426	$4,977,003

142 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$43,553,315	$49,047,160	$52,759,797	$58,704,764
Net realized gain (loss) from investments	(13,496,335)	(21,457,158)	(11,499,627)	(22,549,318)
Net change in unrealized appreciation (depreciation)
on investments	46,129,911	(89,418,600)	54,325,485	(104,345,004)
Net increase (decrease) in net assets resulting
from operations	76,186,891	(61,828,598)	95,585,655	(68,189,558)
Distributions to shareholders from:
Net investment income:
Class A	(36,264,069)	(38,518,784)	(41,131,993)	(44,846,981)
Class C	(6,049,558)	(6,988,600)	(9,707,690)	(10,202,093)
Advisor Class	(1,655,353)	(1,603,261)	(1,906,298)	(1,954,596)
Total distributions to shareholders	(43,968,980)	(47,110,645)	(52,745,981)	(57,003,670)
Capital share transactions: (Note 2)
Class A	628,035	(179,265,453)	(12,695,729)	(232,891,942)
Class B	—	—	—	(213,542)
Class C	(6,777,695)	(59,472,908)	2,686,286	(57,008,097)
Advisor Class	14,638,411	(10,638,010)	5,814,748	(11,170,030)
Total capital share transactions	8,488,751	(249,376,371)	(4,194,695)	(301,283,611)
Net increase (decrease) in net assets	40,706,662	(358,315,614)	38,644,979	(426,476,839)
Net assets:
Beginning of year	1,146,982,694	1,505,298,308	1,292,326,535	1,718,803,374
End of year	$1,187,689,356	$1,146,982,694	$1,330,971,514	$1,292,326,535
Undistributed net investment income included in
net assets:
End of year	$1,908,336	$2,336,701	$2,329,087	$2,325,567

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The accompanying notes are an integral part of these financial statements. | Annual Report | 143

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty-four separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer three classes of shares: Class A, Class C, and Advisor Class. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

144 | Annual Report

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Annual Report

| 145

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	8,091,589	$89,644,322	5,055,489	$60,455,152
Shares issued in reinvestment of distributions	2,302,565	25,509,308	1,575,572	18,846,700
Shares redeemed	(11,619,616)	(128,390,325)	(5,985,207)	(71,269,965)
Net increase (decrease)	(1,225,462)	$(13,236,695)	645,854	$8,031,887
Year ended February 28, 2014
Shares sold	11,016,150	$120,414,193	4,869,829	$57,467,098
Shares issued in reinvestment of distributions	2,623,857	28,453,459	1,691,354	19,813,837
Shares redeemed	(24,970,398)	(269,182,636)	(15,056,386)	(175,087,595)
Net increase (decrease)	(11,330,391)	$(120,314,984)	(8,495,203)	$(97,806,660)
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed	(8,908)	$(103,326)
Class C Shares:
Year ended February 28, 2015
Shares sold	1,734,224	$19,509,356	1,118,322	$13,544,682
Shares issued in reinvestment of distributions	261,827	2,943,169	276,742	3,344,350
Shares redeemed	(1,688,238)	(18,912,327)	(1,602,405)	(19,297,976)
Net increase (decrease)	307,813	$3,540,198	(207,341)	$(2,408,944)
Year ended February 28, 2014
Shares sold	1,241,721	$13,926,732	1,164,859	$13,968,264
Shares issued in reinvestment of distributions	335,670	3,698,081	323,508	3,834,313
Shares redeemed	(5,342,950)	(58,502,580)	(5,154,596)	(60,796,063)
Net increase (decrease)	(3,765,559)	$(40,877,767)	(3,666,229)	$(42,993,486)
Advisor Class Shares:
Year ended February 28, 2015
Shares sold	2,241,590	$24,824,282	1,285,383	$15,345,255
Shares issued in reinvestment of distributions	90,161	1,002,869	109,157	1,307,179
Shares redeemed	(760,300)	(8,401,366)	(635,613)	(7,580,306)
Net increase (decrease)	1,571,451	$17,425,785	758,927	$9,072,128
Year ended February 28, 2014
Shares sold	1,413,465	$15,479,805	1,018,921	$11,998,030
Shares issued in reinvestment of distributions	87,252	947,473	101,801	1,192,272
Shares redeemed	(1,888,335)	(20,265,889)	(1,548,234)	(18,024,345)
Net increase (decrease)	(387,618)	$(3,838,611)	(427,512)	$(4,834,043)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

146 | Annual Report

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			FRANKLIN TAX-FREE TRUST
		NOTES TO FINANCIAL STATEMENTS

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	1,799,670	$19,529,603	4,878,764	$58,100,107
Shares issued in reinvestment of distributions	805,882	8,737,689	2,462,096	29,387,344
Shares redeemed	(4,911,782)	(53,079,425)	(9,553,155)	(113,562,020)
Net increase (decrease)	(2,306,230)	$(24,812,133)	(2,212,295)	$(26,074,569)
Year ended February 28, 2014
Shares sold	4,210,757	$45,464,290	5,063,928	$59,643,726
Shares issued in reinvestment of distributions	908,300	9,748,155	2,807,637	32,778,744
Shares redeemed	(12,242,640)	(130,355,619)	(28,075,664)	(326,933,018)
Net increase (decrease)	(7,123,583)	$(75,143,174)	(20,204,099)	$(234,510,548)
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(12,445)	$(154,705)
Class C Shares:
Year ended February 28, 2015
Shares sold	649,924	$7,094,775	1,230,211	$14,893,507
Shares issued in reinvestment of distributions	174,479	1,904,915	333,510	4,035,274
Shares redeemed	(1,155,651)	(12,581,558)	(1,877,026)	(22,613,869)
Net increase (decrease)	(331,248)	$(3,581,868)	(313,305)	$(3,685,088)
Year ended February 28, 2014
Shares sold	653,834	$7,215,674	1,358,262	$16,333,952
Shares issued in reinvestment of distributions	205,885	2,226,953	402,004	4,757,992
Shares redeemed	(4,422,120)	(47,658,666)	(6,198,220)	(73,036,552)
Net increase (decrease)	(3,562,401)	$(38,216,039)	(4,437,954)	$(51,944,608)
Advisor Class Shares:
Year ended February 28, 2015
Shares sold	776,936	$8,400,637	1,049,529	$12,546,641
Shares issued in reinvestment of distributions	36,744	398,527	90,312	1,081,863
Shares redeemed	(428,706)	(4,638,517)	(423,913)	(5,074,781)
Net increase (decrease)	384,974	$4,160,647	715,928	$8,553,723
Year ended February 28, 2014
Shares sold	475,844	$5,158,061	1,904,776	$22,809,707
Shares issued in reinvestment of distributions	41,489	446,125	65,881	769,267
Shares redeemed	(1,734,759)	(18,439,374)	(1,338,962)	(15,581,327)
Net increase (decrease)	(1,217,426)	$(12,835,188)	631,695	$7,997,647
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

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2. Shares of Beneficial Interest (continued)
	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	5,516,924	$69,579,238	7,678,253	$97,750,085
Shares issued in reinvestment of distributions	1,638,172	20,666,902	2,995,462	38,137,899
Shares redeemed	(8,337,004)	(105,031,081)	(12,838,419)	(162,999,354)
Net increase (decrease)	(1,181,908)	$(14,784,941)	(2,164,704)	$(27,111,370)
Year ended February 28, 2014
Shares sold	6,282,081	$78,551,539	8,324,965	$104,217,066
Shares issued in reinvestment of distributions	1,804,644	22,371,546	3,221,051	40,005,294
Shares redeemed	(19,891,540)	(245,443,465)	(29,676,471)	(365,815,306)
Net increase (decrease)	(11,804,815)	$(144,520,380)	(18,130,455)	$(221,592,946)
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(8,004)	$(105,490)
Class C Shares:
Year ended February 28, 2015
Shares sold	2,188,514	$27,915,032	2,591,283	$33,380,723
Shares issued in reinvestment of distributions	380,181	4,843,817	678,280	8,739,114
Shares redeemed	(2,501,593)	(31,747,198)	(3,349,012)	(42,937,103)
Net increase (decrease)	67,102	$1,011,651	(79,449)	$(817,266)
Year ended February 28, 2014
Shares sold	2,152,620	$27,372,712	2,570,771	$33,026,582
Shares issued in reinvestment of distributions	426,038	5,332,862	764,242	9,606,299
Shares redeemed	(6,774,364)	(84,247,162)	(10,752,045)	(133,992,873)
Net increase (decrease)	(4,195,706)	$(51,541,588)	(7,417,032)	$(91,359,992)
Advisor Class Shares:
Year ended February 28, 2015
Shares sold	2,931,606	$36,991,465	3,385,097	$43,155,297
Shares issued in reinvestment of distributions	268,356	3,390,516	117,382	1,499,765
Shares redeemed	(1,440,496)	(18,069,424)	(808,614)	(10,260,398)
Net increase (decrease)	1,759,466	$22,312,557	2,693,865	$34,394,664
Year ended February 28, 2014
Shares sold	5,727,437	$70,622,891	1,344,243	$16,835,569
Shares issued in reinvestment of distributions	160,696	1,982,849	76,376	949,548
Shares redeemed	(1,754,382)	(21,581,816)	(1,891,026)	(23,148,507)
Net increase (decrease)	4,133,751	$51,023,924	(470,407)	$(5,363,390)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

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	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	8,995,802	$106,846,373	9,119,471	$94,726,069
Shares issued in reinvestment of distributions	2,648,615	31,521,515	3,412,193	35,455,841
Shares redeemed	(11,614,822)	(137,739,853)	(13,788,324)	(142,877,639)
Net increase (decrease)	29,595	$628,035	(1,256,660)	$(12,695,729)
Year ended February 28, 2014
Shares sold	7,969,601	$95,198,882	9,953,253	$103,585,199
Shares issued in reinvestment of distributions	2,839,496	33,433,945	3,751,723	38,435,397
Shares redeemed	(26,268,394)	(307,898,280)	(36,892,227)	(374,912,538)
Net increase (decrease)	(15,459,297)	$(179,265,453)	(23,187,251)	$(232,891,942)
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(19,441)	$(213,542)
Class C Shares:
Year ended February 28, 2015
Shares sold	1,668,194	$20,111,378	2,822,164	$29,642,869
Shares issued in reinvestment of distributions	455,230	5,491,122	787,484	8,274,533
Shares redeemed	(2,697,572)	(32,380,195)	(3,366,320)	(35,231,116)
Net increase (decrease)	(574,148)	$(6,777,695)	243,328	$2,686,286
Year ended February 28, 2014
Shares sold	1,682,410	$20,433,459	3,211,832	$33,853,102
Shares issued in reinvestment of distributions	526,299	6,280,270	837,910	8,673,460
Shares redeemed	(7,260,714)	(86,186,637)	(9,692,065)	(99,534,659)
Net increase (decrease)	(5,052,005)	$(59,472,908)	(5,642,323)	$(57,008,097)
Advisor Class Shares:
Year ended February 28, 2015
Shares sold	1,878,583	$22,307,616	1,559,690	$16,238,338
Shares issued in reinvestment of distributions	115,392	1,376,132	149,409	1,555,068
Shares redeemed	(762,316)	(9,045,337)	(1,153,572)	(11,978,658)
Net increase (decrease)	1,231,659	$14,638,411	555,527	$5,814,748
Year ended February 28, 2014
Shares sold	1,263,528	$14,994,738	1,451,353	$14,887,063
Shares issued in reinvestment of distributions	110,171	1,299,785	153,871	1,578,934
Shares redeemed	(2,313,714)	(26,932,533)	(2,718,949)	(27,636,027)
Net increase (decrease)	(940,015)	$(10,638,010)	(1,113,725)	$(11,170,030)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$204,393	$135,126	$38,636	$144,821
CDSC retained	$23,536	$41,761	$2,812	$13,029

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$159,365	$267,726	$305,378	$246,202
CDSC retained	$11,882	$7,842	$22,583	$11,191

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$116,906	$97,959	$65,122	$255,558

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$195,593	$268,660	$166,804	$277,828

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2015, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$—	$2,700,288	$—	$—
2019	—	1,448,482	—	—
Capital loss carryforwards not subject to expiration:
Short term	10,123,321	12,143,696	7,078,540	10,458,135
Long term	11,321,369	4,538,162	11,522,975	3,667,017
Total capital loss carryforwards	$21,444,690	$20,830,628	$18,601,515	$14,125,152

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$—	$—	$422,791	$—
2017	1,004,796	264,319	—	—
2018	286,131	—	—	3,499,532
Capital loss carryforwards not subject to expiration:
Short term	7,297,591	16,616,963	11,976,027	9,574,305
Long term	2,657,929	17,284,672	22,957,474	23,750,715
Total capital loss carryforwards	$11,246,447	$34,165,954	$35,356,292	$36,824,552

During the year ended February 28, 2015, Franklin Michigan Tax-Free Income Fund and Franklin Minnesota Tax-Free Income Fund utilized $286,462 and $645,863, respectively, of capital loss carryforwards.

On February 28, 2015, Franklin Arizona Tax-Free Income Fund and Franklin Minnesota Tax-Free Income Fund had expired capital loss carryforwards of $659,023 and $502,103, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 28, 2015 and 2014, was as follows:
	Franklin Arizona		Franklin Colorado		Franklin Connecticut
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from tax exempt
income	$36,101,818	$40,945,239	$26,228,656	$28,042,544	$14,110,158	$15,943,799
	Franklin Michigan		Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from tax exempt
income	$41,959,939	$47,029,921	$32,259,758	$33,812,814	$55,010,670	$57,711,788

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	Franklin Oregon			Franklin Pennsylvania
	Tax-Free Income Fund			Tax-Free Income Fund
	2015	2014	2015	2014
Distributions paid from tax exempt
income	$43,968,980	$47,110,645			$52,745,981 $57,003,670

At February 28, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:
		Franklin		Franklin	Franklin	Franklin
		Arizona		Colorado	Connecticut	Michigan
		Tax-Free		Tax-Free	Tax-Free	Tax-Free
		Income Fund		Income Fund	Income Fund	Income Fund
Cost of investments		$892,149,570		$624,377,412	$351,051,431	$993,360,124

Unrealized appreciation		$74,001,800		$58,924,514	$22,127,795	$63,043,375
Unrealized depreciation		(19,448,278)		(15,804,351)	(7,871,747)	(23,769,574)
Net unrealized appreciation (depreciation)		$54,553,522		$43,120,163	$14,256,048	$39,273,801

Distributable earnings – undistributed tax exempt income		$1,638,910		$963,673	$971,854	$2,089,194

		Franklin		Franklin	Franklin	Franklin
		Minnesota		Ohio	Oregon	Pennsylvania
		Tax-Free		Tax-Free	Tax-Free	Tax-Free
		Income Fund		Income Fund	Income Fund	Income Fund
Cost of investments		$952,575,335		$1,419,367,451	$1,124,004,966	$1,242,879,787

Unrealized appreciation		$74,904,194		$104,473,806	$93,274,217	$104,764,909
Unrealized depreciation		(629,640)		(914,039)	(24,820,737)	(38,806,571)
Net unrealized appreciation (depreciation)		$74,274,554		$103,559,767	$68,453,480	$65,958,338

Distributable earnings – undistributed tax exempt income		$761,071		$2,363,597	$1,957,836	$2,747,561

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2015, were as follows:
		Franklin		Franklin	Franklin	Franklin
		Arizona		Colorado	Connecticut	Michigan
		Tax-Free		Tax-Free	Tax-Free	Tax-Free
		Income Fund		Income Fund	Income Fund	Income Fund
Purchases		$112,722,885		$14,411,770	$17,345,914	$135,885,249
Sales		$115,693,701		$20,248,560	$36,472,613	$220,264,677

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions (continued)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$66,447,390	$208,570,269	$131,316,138	$77,340,584
Sales	$72,051,560	$206,511,323	$88,589,237	$80,148,548

6. Concentration of Risk

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2015, the Funds did not use the Global Credit Facility.

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2015, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

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9. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.	ID	Improvement District
AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority/Agency
BAM	Build America Mutual Assurance Co.	IDAR	Industrial Development Authority Revenue
BHAC	Berkshire Hathaway Assurance Corp.	IDR	Industrial Development Revenue
CDA	Community Development Authority/Agency	ISD	Independent School District
CIFG	CDC IXIS Financial Guaranty	MBS	Mortgage-Backed Security
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
EDA	Economic Development Authority	MFR	Multi-Family Revenue
EDR	Economic Development Revenue	NATL	National Public Financial Guarantee Corp.
ETM	Escrow to Maturity	PBA	Public Building Authority
FGIC	Financial Guaranty Insurance Co.	PCC	Pollution Control Corp.
FHA	Federal Housing Authority/Agency	PCR	Pollution Control Revenue
FICO	Financing Corp.	PFAR	Public Financing Authority Revenue
GNMA	Government National Mortgage Association	RDA	Redevelopment Agency/Authority
GO	General Obligation	RDAR	Redevelopment Agency Revenue
HDA	Housing Development Authority/Agency	SFM	Single Family Mortgage
HFA	Housing Finance Authority/Agency	SFMR	Single Family Mortgage Revenue
HFAR	Housing Finance Authority Revenue	USD	Unified/Union School District
		XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2015

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2015. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	112	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
cations services) (2011-present) and
H.J. Heinz Company (processed foods
and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution)
(1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group, Ltd.
(holding company) (2004-present) and
H.J. Heinz Company (processed foods
and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within Franklin Tax-Free Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address persistent cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to

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Board Review of Investment Management

Agreement (continued) the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. The Lipper reports showed the income return for each Fund, other than Franklin Minnesota Tax-Free Income Fund, to be above the median of its Lipper performance universe for 2014, as well as for the previous three-, five- and 10-year periods on an annualized basis, with most being in the highest or second-highest performing quintile during all such periods. The Lipper reports showed the total returns of a majority of the Funds to be above the medians of their respective Lipper performance universes in 2014, and on an annualized basis, the total returns of all Funds were at or above the medians of their Lipper performance universes for the 10-year period. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective. The Lipper report showed the income return for Franklin Minnesota Tax-Free Income Fund to be below the median but in the middle performing quintile of its Lipper performance universe for 2014, as well as the previous three- and five-year periods on an annualized basis, and in the second-highest performing quintile of such universe for the previous 10-year period on an annualized basis. The Board reviewed with management the reasons for the Fund’s 2014 under-performance but believed it did not warrant any change in portfolio management. In doing so, the Board noted the Fund’s income objective and that its actual income return for 2014 and the previous three- and five-year annualized periods as shown in the Lipper report amounted to 3.31%, 3.31% and 3.52%, respectively, which was no less than two basis points below the performance universe median for 2014 and exceeded the median for each of the other periods.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the medians of their respective Lipper expense groups, with the exception of Franklin Connecticut Tax-Free Income Fund. The contractual investment management fee rate of the Fund, however, was within two basis points of its Lipper expense group median. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective

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SHAREHOLDER INFORMATION

Lipper expense groups, with each being in the least expensive quintile of such group. Based on the above, the Board was satisfied with the investment management fee and total expense ratios of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable contractual management fee and total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The favorable expense comparison for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses” was also noted. The Board observed that at December 31, 2014, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides for a sharing of benefits with the Fund and its shareholders as the Fund grows.

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Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $818,218 for the fiscal year ended February 28, 2015 and $866,532 for the fiscal year ended February 28, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended February 28, 2015 and $6,930 for the fiscal year ended February 28, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,247 for the fiscal year ended February 28, 2015 and $0 for the fiscal year ended February 28, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $150,489 for the fiscal year ended February 28, 2015 and $39,194 for the fiscal year ended February 28, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $159,736 for the fiscal year ended February 28, 2015 and $46,124 for the fiscal year ended February 28, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 24, 2015

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 24, 2015